Exhibit 10.17

[Execution]

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT, dated as of February 26, 2005, entered into by and among Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida), in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually a “Lender” and collectively, “Lenders”), Supreme International, LLC, a Delaware limited liability company formerly known as Supreme International, Inc.(“Supreme”), Jantzen, LLC, a Delaware limited liability company formerly known as Jantzen, Inc. (“Jantzen”), Perry Ellis Menswear, LLC, a Delaware limited liability company formerly known as Perry Ellis Menswear, Inc. (“Perry Ellis Menswear”), Salant Holding LLC, a Delaware limited liability company formerly known as Salant Holding Corporation (“Salant Holding” and together with Supreme, Jantzen and Perry Ellis Menswear, each individually an “Existing Borrower” and collectively, “Existing Borrowers”), Farah Manufacturing (U.K.) Limited, a private limited company incorporated in England and Wales (“Farah UK” or “New Borrower”), Perry Ellis International, Inc., a Florida corporation (“Parent”), PEI Licensing, Inc., a Delaware corporation (“PEI Licensing”), Jantzen Apparel, LLC, a Delaware limited liability company formerly known as Jantzen Apparel Corp. (“Jantzen Apparel”), Supreme Real Estate I, LLC, a Florida limited liability company (“Supreme I”), Supreme Real Estate II, LLC, a Florida limited liability company (“Supreme II”), Supreme Realty, LLC, a Florida limited liability company (“Supreme Realty”), Supreme Munsingwear Canada Inc., a Canada corporation (“Supreme Canada”), Perry Ellis Shared Services Corporation, a Delaware corporation (“PE Shared Services”), Winnsboro DC, LLC, a Delaware limited liability company (“Winnsboro”), Tampa DC, LLC, a Delaware limited liability company (“Tampa DC”), Perry Ellis International Group Holdings Limited, a private company incorporated under the laws of Ireland having its principal place of business in the Bahamas (“Group Holdings” and together with PE Shared Services, Winnsboro and Tampa DC, each a “New Guarantor” and collectively, “New Guarantors”) and Perry Ellis Real Estate, LLC, a Delaware limited liability company formerly known as Perry Ellis Real Estate Corporation (“PE Real Estate” and, together, with Parent, PEI Licensing, Jantzen Apparel, Supreme I, Supreme II, Supreme Realty and Supreme Canada, each individually an “Existing Guarantor” and collectively, “Existing Guarantors”).

WITNESSETH :

WHEREAS, Agent, Lenders, Existing Borrowers and Existing Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Existing Borrowers as set forth in the Loan and Security Agreement, dated October 1, 2002, by and among Agent, Lenders, Existing Borrowers and Existing Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated June 19, 2003, Amendment No. 2 to

Loan and Security Agreement, dated September 22, 2003, Amendment No. 3 to Loan and Security Agreement, dated December 1, 2003, Amendment No. 4 to Loan and Security Agreement, dated February 25, 2004, Amendment No. 5 to Loan and Security Agreement, dated July 1, 2004 and Amendment No. 6 to Loan and Security Agreement, dated as of September 30, 2004 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Parent and Sellers (as hereinafter defined) have entered into the Asset Purchase Agreement, dated as of December 16, 2004 (the “Tropical Asset Purchase Agreement” as hereinafter further defined), pursuant to which Parent or one or more affiliates designated by Parent have agreed to acquire the Acquired Assets and the Acquired Stock (each as hereinafter defined) in accordance with the terms of the Tropical Asset Purchase Agreement;

WHEREAS, Existing Borrowers, New Borrower, Existing Guarantors and New Guarantors have requested that Agent and Lenders amend the Loan Agreement to provide for Agent and Lenders to make loans and advances and provide other financial accommodations to New Borrower under the terms and conditions of the Loan Agreement and that New Borrower become an additional Borrower under the Loan Agreement, as amended hereby, and in connection therewith have requested that the Loan Agreement be amended in order to (a) add New Borrower as an additional Borrower, subject to the provisions set forth herein and in the Loan Agreement, (b) add each New Guarantor as an additional Guarantor, subject to the provisions set forth herein and in the Loan Agreement, (c) add the grant by New Borrower and each New Guarantor to Agent, for itself and the benefit of Lenders, of a security interest in and lien upon the assets and properties of New Borrower and each New Guarantor, and (d) make certain other amendments to the Loan Agreement; and

WHEREAS, by this Amendment No. 7, Agent, Lenders, Existing Borrowers, Farah UK, Existing Guarantors and New Guarantors desire and intend to evidence such consent and amendments.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(a) “Acquired Assets” shall mean the assets (excluding the Acquired Stock) used in the Sellers’ business of selling branded apparel products to retailers, which have been acquired by Supreme and certain other Borrowers and Guarantors pursuant to the Tropical Asset Purchase Agreement.

(b) “Acquired Intellectual Property” shall mean the intellectual property of the Sellers, other than the International Trademark Interests of Sellers, which have been acquired by PEI Licensing from the Sellers pursuant to the Tropical Acquisition Agreements.

(c) “Acquired Real Estate” shall mean the distribution center of the Sellers located in Tampa, Florida, which has been acquired by Tampa DC from the Sellers pursuant to the Tropical Acquisition Agreements.

(d) “Acquired Remaining Assets” shall mean the Acquired Assets (other than the Acquired Intellectual Property, the International Trademark Interests of Sellers, the Acquired Real Estate and the Acquired Shared Services Assets), which have been acquired by Supreme from the Sellers pursuant to the Tropical Acquisition Agreements.

(e) “Acquired Shared Services Assets” shall mean those certain assets consisting of furniture, fixtures, office equipment, computers and computer software of the Sellers, which have been acquired by PE Shared Services from the Sellers pursuant to the Tropical Acquisition Agreements.

(f) “Acquired Stock” shall mean all of the issued and outstanding shares of Capital Stock of Farah UK, which have been acquired by Group Holdings pursuant to the Tropical Asset Purchase Agreement.

(g) “Amendment No. 7” shall mean Amendment No. 7 to Loan and Security Agreement, by and among Agent, Lenders, Existing Borrowers, New Borrower, Existing Guarantors and New Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(h) “Bankruptcy Code” shall mean the United States Bankruptcy Code, being Title 11 of the United States Code, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all official rules, regulations and interpretations thereunder or related thereto.

(i) “Bankruptcy Court” shall mean the United States Bankruptcy Court for the Middle District of Florida.

(j) “Bankruptcy Sale Order” shall mean the Order and Findings of Fact and Conclusions of Law Authorizing and Approving Motion of the Debtors for an Order Authorizing the Sale of Assets and Assumption and Assignment of Executory Contracts and Leases to Perry Ellis International, Inc. free and clear of all Liens, Claims, Encumbrances and Interests, which was entered by the Bankruptcy Court on February 10, 2005 in the Chapter 11 Cases.

(k) “Chapter 11 Cases” shall mean, collectively, the Chapter 11 Cases of the Sellers pending in the Bankruptcy Court, designated as Case No 8:04-6K-24134.

(l) “Collateral Assignment of Acquisition Agreements” shall mean the Collateral Assignment of Acquisition Agreements, dated of even date herewith, by and between Parent and Agent.

(m) “Consent to Collateral Assignment” shall mean the Consent to Collateral Assignment of Acquisition Agreements, dated of even date herewith, by Sellers in favor of Agent.

(n) “Existing Guarantees” shall mean, collectively the following (as heretofore amended, supplemented or otherwise modified): (i) each of the Guarantees, dated October 1, 2002, by Existing Borrowers and Existing Guarantors in favor of the Agent, (ii) each of the Guarantees, dated as of June 19, 2003, by certain Existing Borrowers and certain Existing Guarantors in favor of Agent and (iii) each of the Guarantees, dated as of June 19, 2003, by Supreme Canada in favor of Agent.

(o) “Farah UK” or “New Borrower” shall mean Farah Manufacturing (U.K.) Limited, a private limited company incorporated in England and Wales, and its successors and assigns.

(p) “Foreign Loan Parties” shall mean, collectively, Farah UK Supreme Canada and Group Holdings.

(q) “New Guarantors” shall mean, collectively, the following (together with their respective successors and assigns): (i) Perry Ellis Shared Services Corporation, a Delaware corporation; (ii) Winnsboro DC, LLC, a Delaware limited liability company; (iii) Tampa DC, LLC, a Delaware limited liability company; and (iv) Perry Ellis International Group Holdings Limited, a private limited company incorporated under the laws of Ireland having its principal place of business in the Bahamas.

(r) “Priority Payables” shall mean, as to Farah UK at any time, (a) the full amount of the liabilities of Farah UK at such time which (i) have a trust imposed to provide for payment or a security interest, pledge, lien or charge ranking senior to or pari passu with security interests, liens or charges securing the Obligations on any of the Eligible Accounts or Eligible Inventory of such Borrower under law in the United Kingdom or (ii) have a right imposed to provide for payment ranking senior to or pari passu with the Obligations under local or national law, including, but not limited to, claims which would be payable in priority to the Obligations pursuant to paragraph 99(3) of Schedule B1 to the Insolvency Act of 1986, and (b) the amount equal to sixty five (65%) percent multiplied by the aggregate Value of the Eligible Inventory of Farah UK which Agent considers is subject to retention of title by a supplier or a right of a supplier to recover possession thereof, where such supplier’s right has priority over the security interests, liens or charges securing the Obligations, including, without limitation, Eligible Inventory subject to a right of a supplier to repossess goods pursuant to any applicable laws granting revendication or similar rights to unpaid suppliers or any similar laws of the United Kingdom.

(s) “Restructuring Supplemental Financing Agreements” shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) a Pledge and Security Agreement by Parent in favor of Agent with respect to all of the issued and outstanding membership interests in Supreme, Jantzen, Perry Ellis Menswear, PE Real Estate, Tampa DC, Winnsboro and Salant Holding, (ii) a Pledge and Security Agreement by PEI Licensing in favor of Agent with respect to all of the issued and outstanding membership interests in Jantzen Apparel, (iii) a Pledge and Security Agreement by Supreme I and Supreme II in favor of Agent with respect to all of the issued and outstanding membership interests in Supreme Realty, and (iv) a Pledge and Security Agreement by Parent in favor of Agent with respect to all of the issued and outstanding Capital Stock of PE Shared Services.

(t) “Sellers” shall mean, collectively, (a) Tropical Sportswear Int’l Corporation, a Florida corporation, (b) Savane International Corp., a Texas corporation, (c) TSI Brands, Inc., a Delaware corporation, (d) Apparel Network Corp., a Florida corporation, (e) TSIL, Inc., a Delaware corporation, and (f) Farah Offshore Sourcing Company, a Cayman Islands corporation; each sometimes individually referred to as a “Seller”.

(u) “Tropical Acquisition” shall mean, collectively, (i) the acquisition by Supreme and other Borrowers and Guarantors of certain assets of Sellers and (ii) the acquisition by Group Holdings of all of the outstanding Capital Stock of Farah UK, each in accordance with the Tropical Acquisition Agreements.

(v) “Tropical Acquisition Agreements” shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) Tropical Asset Purchase Agreement and (b) all agreements, documents or instruments executed or delivered in connection therewith.

(w) “Tropical Asset Purchase Agreement” shall mean the Asset Purchase Agreement, dated as of December 16, 2004, by and among Sellers, Farah UK and Parent.

(x) “Tropical Supplemental Financing Agreements” shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced): (i) the Guarantee by Existing Borrowers, Existing Guarantors and New Guarantors in favor of Agent, for itself and the benefit of Lenders, with respect to the Obligations of Farah UK, (ii) the Share Mortgage by Parent in favor of Agent with respect to all of the issued and outstanding shares of Group Holdings to secure the guarantee by Parent of the Obligations of the Foreign Loan Parties, (iii) the Mortgage Over Shares by Group Holdings in favor of Agent with respect to all of the issued and outstanding shares of Farah UK, (iv) the Share Mortgage by Parent in favor of Agent with respect to sixty-five (65%) percent of the issued and outstanding shares of Group Holdings to secure the guarantee by Parent of the Obligations of US Loan Parties, (v) the Debenture by Farah UK in favor of Agent, (vi) the Debenture by Group Holdings in favor of Agent, (vii) the amendment to the Trademark Collateral Assignment and Security Agreement by PEI Licensing in favor of Agent, (viii) the Patent Collateral Assignment and Security Agreement by PEI Licensing in favor of Agent, (ix) the Deposit Account Control Agreements by and among Agent, Farah UK and the depository bank at which the deposit accounts of Farah UK are maintained (or letters of notice and an acknowledgement thereof in form and substance satisfactory to Agent), (x) the Collateral Assignment of Acquisition Agreements by Parent in favor of Agent, and (xi) all other agreements, documents and instruments executed and/or delivered in connection with this Amendment No. 7 and any of the foregoing.

(y) “US Loan Parties” shall mean, collectively, all Existing Borrowers, New Borrower, Existing Guarantors and New Guarantors, excluding the Foreign Loan Parties.

1.2 Amendments to Definitions.

(a) Each reference to the term “Applicable Margin” in the Loan Agreement or any other Financing Agreement is hereby amended to mean, at any time, as to the Interest Rate for Prime Rate Loans and the Interest Rate for Eurodollar Rate Loans the applicable percentage (on a per annum basis) set forth below if either (i) the sum of: (A) the Quarterly Average Excess Availability for the immediately preceding fiscal quarter plus (B) the Excess Cash as of the last day of the immediately preceding fiscal quarter is at or within the amounts indicated for such percentage or (ii) the Leverage Ratio as of the last day of the immediately preceding fiscal quarter (which ratio for this purpose shall be calculated based on the four (4) immediately preceding fiscal quarters) is at or within the levels indicated for such percentage:

Tier	Quarterly Average Excess Availability plus Excess Cash	Leverage Ratio	Applicable Prime Rate Margin	Applicable Eurodollar Rate Margin
1	$80,000,000 or more	1.75 to 1.00 or less	0%	1.60%
2	Greater than or equal to $65,000,000 and less than $80,000,000	Greater than 1.75 to 1.00 but equal to or less than 2.00 to 1.00	0%	1.80%

3	Greater than or equal to $50,000,000 and less than $65,000,000	Greater than 2.00 to 1.00 but equal to or less than 3.00 to 1.00	.25%	2.00%

4	Greater than or equal to $40,000,000 and less than $50,000,000	Greater than 3.00 to 1.00 but equal to or less than 4.00 to 1.00	.25%	2.25%

5	Less than $40,000,000	Greater than 4.00 to 1.00	.50%	2.50%

provided, that, (A) the Applicable Margin shall be calculated and established once each fiscal quarter (commencing with the fiscal quarter ending on July 31, 2005) and shall remain in effect until adjusted thereafter at the end of the next fiscal quarter and (B) the Applicable Margin shall be the lower percentage set forth above based on (1) the sum of the Quarterly Average Excess Availability and the Excess Cash as provided above or (2) the Leverage Ratio.

(b) Each reference to the term “Borrower” or “Borrowers” in the Loan Agreement or any of the other Financing Agreements is hereby amended to include, in addition and not in limitation, New Borrower.

(c) Each reference to the term “Collateral” in the Loan Agreement is hereby amended to include, in addition and not in limitation, the assets and properties of New Borrower and New Guarantors at any time subject to the security interest or lien of Agent for itself and the benefit of Lenders, including the assets and properties described in Section 11 of this Amendment No. 7.

(d) Each reference to the term “Commitment” in the Loan Agreement or any other Financing Agreement is hereby amended to mean, at any time, as to each Lender, the principal amount set forth on Schedule 1 to the Loan Agreement opposite such Lender’s name or on Schedule 1 to the Assignment and Acceptance pursuant to which such Lender became a Lender under the Loan Agreement in accordance with the provisions of Section 13.7 of the Loan Agreement, as the same may be adjusted from time to time in accordance with the terms of the Loan Agreement; sometimes being collectively referred to as the “Commitments”.

(e) Clause (e) of the definition of “Eligible Accounts” in Section 1.28 of the Loan Agreement is amended by deleting the phrase “the United States of America or Canada” from each place it appears and replacing it with “the United States or Canada (in the case of Accounts of each Borrower other than Farah UK) or the United Kingdom (in the case of Accounts of Farah UK)”.

(f) The reference to the amount of “$30,000,000” in the definition of the term “Eligible Factor Receivables” in the Loan Agreement is hereby deleted and replaced with “$50,000,000”.

(g) Clause (n) of the definition of “Eligible Inventory” in Section 1.30 of the Loan Agreement is hereby amended by deleting such clause and replacing it with the following: “(n) Inventory of a Borrower (other than Farah UK) located outside the United States of America or Canada, or Inventory of Farah UK located outside the United Kingdom; and (o) Inventory sold under a licensed trademark or tradename or which contains or uses a medium subject to a licensed trademark, tradename or copyright unless either (i) Agent shall be satisfied that Agent has the right to sell or dispose of such inventory or (ii) Agent shall have received a letter agreement, in form and substance satisfactory to Agent, duly authorized, executed and delivered by the licensor and the applicable Borrower.”

(h) All references to the term “Fee Letter” in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, the letter agreement, dated of even date with Amendment No. 7, by and among Borrowers and Wachovia Bank, National Association, as successor by merger to Congress Financial Corporation (Florida), setting forth certain fees payable by Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(i) Each reference to the term “Financing Agreements” in the Loan Agreement and any of the other Financing Agreements is hereby amended to include, in addition and not in limitation, collectively, this Amendment No. 7, the Tropical Supplemental Financing Agreements and the Restructuring Supplemental Financing Agreements.

(j) Each reference to the term “Guarantor” or “Guarantors” in the Loan Agreement or any of the other Financing Agreements is hereby amended to include, in addition and not in limitation, each New Guarantor.

(k) Each reference to the term “Information Certificate” in the Loan Agreement or any of the other Financing Agreements is hereby amended to mean the Second Amended and Restated Information Certificate with respect to Borrowers and Guarantors (including New Borrower and New Guarantors), which is attached to this Amendment No. 7 as Exhibit A hereto.

(l) Each reference to the term “Interest Rate” in the Loan Agreement or any of the other Financing Agreements is hereby amended to mean:

(a) Subject to clauses (b) and (c) below:

(i) as to Prime Rate Loans, a rate equal to the Prime Rate;

(ii) as to Eurodollar Rate Loans, a rate equal to one and six-tenths of one (1.60%) percent per annum in excess of the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the relevant Interest Period, whether such rate is higher or lower than any rate previously quoted to a Borrower).

(b) Subject to clause (c) below, effective as of the first (1st) day of the second month of each fiscal quarter (commencing with the fiscal quarter ending on July 31, 2005), the Interest Rate payable by each Borrower shall be increased or decreased, as the case may be, (i) as to Prime Rate Loans, to the rate equal to the Applicable Margin for Prime Rate Loans on a per annum basis in excess of the Prime Rate, and (ii) as to Eurodollar Rate Loans, to the rate equal to the Applicable Margin for Eurodollar Rate Loans on a per annum basis in excess of the Adjusted Eurodollar Rate.

(c) Notwithstanding anything to the contrary contained in clauses (a) or (b) above, the Applicable Margin otherwise used to calculate the Interest Rate for Prime Rate Loans and Eurodollar Rate Loans shall be the highest percentage set forth in the definition of the term Applicable Margin for each category of Loans (without regard to the amount of Quarterly Average Excess Availability or the Leverage Ratio) plus two (2%) percent per annum, at Agent’s option, (i) for the period (A) from and after the effective date of termination or non-renewal of the Loan Agreement until Agent and Lenders have received full and final payment of all outstanding and unpaid Obligations which are not contingent and cash collateral or letter of credit, as Agent may specify, in the amounts and on the terms required under Section 13.1 of the Loan Agreement for contingent Obligations (notwithstanding entry of a judgment against any Borrower or Guarantor) and (B) from and after the date of the occurrence of an Event of Default and for so long as such Event of Default is continuing and (ii) on Loans to a Borrower at any time outstanding in excess of the Borrowing Base of such Borrower (whether or not such excess(es) arise or are made with or without the knowledge or consent of Agent or any Lender and whether made before or after an Event of Default).

(m) Each reference to the term “Inventory Loan Limit” in the Loan Agreement or any of the other Financing Agreements is hereby amended to mean $90,000,000.

(n) Each reference to the term “Maximum Credit” in the Loan Agreement or any of the other Financing Agreements is hereby amended to mean $175,000,000.

(o) The definition of “Reserves” in Section 1.104 of the Loan Agreement is hereby amended by deleting the period at the end of clause (vii) of such definition and replacing it with the following: “, (viii) to reflect the amount of the Priority Payables and (ix) to reflect the Agent’s good faith estimate of the amount of any reserve necessary to reflect changes in applicable currency exchange rates of currency exchange markets.”

1.3 Interpretation. For purposes of this Amendment No. 7, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

2. Consent. Subject to the terms and conditions contained herein, to the extent such consent is or may be required under the Loan Agreement, Agent and Lenders hereby consents to the acquisition by Group Holdings of the Acquired Stock and the acquisition by certain Borrowers and Guarantors of the Acquired Assets, in each case in accordance with the terms of the Tropical Asset Purchase Agreement as in effect of the date hereof. Notwithstanding anything to the contrary contained in this Amendment, the Loan Agreement or any of the other Financing Agreements, in no event shall any Accounts or Inventory of Farah UK be deemed to be Eligible Accounts or Eligible Inventory until Agent shall have conducted a field examination and other due diligence with respect thereto that is satisfactory to Agent (and, at Agent’s option, obtained an appraisal of the Inventory of Farah UK in form and substance satisfactory to Agent) and then only to the extent the criteria for Eligible Accounts and Eligible Inventory are satisfied with respect thereto in accordance with the terms of the Loan Agreement (or such other or additional criteria as Agent may, at its option, establish with respect thereto in accordance with the Loan Agreement and subject to such Reserves as Agent may establish in accordance with the Loan Agreement).

3. Assumption of Obligations; Amendments to Guarantees and Financing Agreements.

3.1 New Borrower hereby expressly (a) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to Existing Borrowers as applied to New Borrower, with the same force and effect as if New Borrower had originally executed and been an original Borrower signatory to the Loan Agreement and the other Financing Agreements, (b) is deemed to make as to itself and the Existing Borrowers, and is, in all respects, bound by all representations and warranties made by Existing Borrowers to Agent and Lenders set forth in the Loan Agreement or in any of the other Financing Agreements, (c) agrees that Agent, for itself and the benefit of Lenders, shall have all rights, remedies and interests, including security interests in and liens upon the Collateral granted to Agent pursuant to Section 11 hereof, under and pursuant to the Loan Agreement and the other Financing Agreements, with respect to New Borrower and its properties and assets with the same force and effect as Agent, for itself and the benefit of Lenders, has with respect to Existing Borrowers and their respective assets and properties, as if New Borrower had originally executed and had been an original Borrower signatory, as the case may be, to the Loan Agreement and the other Financing Agreements, and (d) assumes and agrees to be liable to Agent and Lenders for all Obligations of the Foreign Loan Parties under, contained in, or arising pursuant to the Loan Agreement or any of the other Financing Agreements to the same extent as if New Borrower had originally executed and had been an original Borrower signatory, as the case may be, to the Loan Agreement and the other Financing Agreements.

3.2 Each Existing Borrower, in its capacity as Guarantor of the payment and performance of the Obligations of the other Existing Borrowers, and each Guarantor (other than Group Holdings) hereby agrees that each of the Existing Guarantees is hereby amended to include each of Winnsboro, Tampa DC and PE Shared Services as an additional guarantor party signatory thereto, and each of Winnsboro, Tampa DC and PE Shared Services hereby agrees that the Existing Guarantees are hereby amended to include each of Winnsboro, Tampa DC and PE Shared Services as an additional guarantor party signatory thereto, and each of Winnsboro, Tampa DC and PE Shared Services hereby expressly (a) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with Existing Borrowers and Existing Guarantors signatories thereto, for payment and performance of all Obligations (as defined in the Existing Guarantees), (b) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Existing Guarantees with the same force and effect as if each of Winnsboro, Tampa DC and PE Shared Services had originally executed and been an original party signatory to each of the Existing Guarantees as Guarantor, and (c) agrees that Agent and Lenders shall have rights, remedies and interests with respect to each of Winnsboro, Tampa DC and PE Shared Services and their respective property under the Existing Guarantees with the same force and effect as if each of Winnsboro, Tampa DC and PE Shared Services had originally executed and been an original party signatory to each of the Existing Guarantees as Guarantor.

4. Cover Page of Loan Agreement. Without imposing any duties, obligations or liabilities whatsoever on Wachovia Capital Markets, LLC, the cover page to the Loan Agreement is hereby amended by adding the following immediately above the date contained on such cover page:

“WACHOVIA CAPITAL MARKETS, LLC, as Sole Lead Arranger, Manager and Bookrunner”

5. Concentration. Section 1.28(n) of the Loan Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“(n) the aggregate amount of such Accounts owing by a single account debtor (other than Wal-Mart, Kohls, Mervyns, J.C. Penney, Target, Sears Roebuck & Co., or Federated and May on a combined basis) do not constitute more than fifteen (15%) percent of the aggregate amount of all otherwise Eligible Accounts and such Accounts owing by each of Kohls, Wal-Mart, or Federated and May on a combined basis in each case do not constitute more than twenty-five (25%) percent of the aggregate amount of all otherwise Eligible Accounts and such Accounts owing by each of Mervyns, J.C. Penney, Target or Sears Roebuck & Co. do not in each case constitute more than twenty (20%) percent of the aggregate amount of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of the applicable percentages may be deemed Eligible Accounts);”

6. Loans. Section 2.1(b) of the Loan Agreement is hereby amended by:

6.1 deleting “$60,000,000” from clause (iii) of such Section and substituting the amount of “$90,000,000” therefor; and

6.2 deleting the period at the end of such Section and adding the following immediately at the end thereof:

“; and (iv) the aggregate amount of Loans and Letter of Credit Accommodations outstanding at any time to Farah UK shall not exceed the lesser of (A) the Borrowing Base of Farah UK at such time or (B) $5,000,000”.

7. Letter of Credit Accommodations. Section 2.2(e) of the Loan Agreement is hereby amended by deleting the reference therein to “$30,000,000” and substituting the amount of “$60,000,000” therefor.

8. Fees. Section 3.2(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(a) Borrowers shall pay to Agent for the ratable benefit of Lenders monthly an unused line fee at a rate equal to the percentage (on a per annum basis) set forth below calculated upon the amount by which $70,000,000 for the period commencing October 1 of each year and ending on March 31 of the immediately following year, or $50,000,000 for the period commencing April 1 of each year and ending on September 30 of such year, exceeds the average daily principal balance of the outstanding Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while the Loan Agreement is in effect and for so long thereafter as any Obligations are outstanding. Such fee shall be payable on the first day of each month in arrears. The percentage used for determining the unused line fee shall be one-quarter of one (.25%) percent; provided, that, effective as of the first (1st) day of the second month of each fiscal quarter (commencing with the fiscal quarter ending on July 31, 2005), the percentage used for determining the unused line fee shall be as set forth below if either (i) the sum of the Quarterly Average Excess Availability for the immediately preceding fiscal quarter plus the Excess Cash as of the last day of the immediately preceding fiscal quarter is at or within the amounts indicated for such percentage or (ii) the Leverage Ratio as of the last day of the immediately preceding fiscal quarter (which ratio for this purpose shall be calculated based on the four (4) immediately preceding fiscal quarters) is at or within the levels indicated for such percentage:

Quarterly Average Excess Availability plus Excess Cash	Leverage Ratio	Unused Line Fee Percentage
$80,000,000 or more	1.75 to 1.00 or less	.25%

Greater than or equal to $65,000,000 and less than $80,000,000	Greater than 1.75 to 1.00 but equal to or less than 2.00 to 1.00	.25%

Greater than or equal to $50,000,000 and less than $65,000,000	Greater than 2.00 to 1.00 but equal to or less than 3.00 to 1.00	.25%

Greater than or equal to $40,000,000 and less than $50,000,000	Greater than 3.00 to 1.00 but equal to or less than 4.00 to 1.00	.375%

Less than $40,000,000	Greater than 4.00 to 1.00	.375%

provided, that, (A) the unused line fee percentage shall be calculated and established once each fiscal quarter (commencing with the fiscal quarter ending on July 31, 2005) and (B) the unused line fee percentage shall be the lower percentage set forth above based on (1) the sum of the Quarterly Average Excess Availability plus the Excess Cash as provided above or (2) the Leverage Ratio.”

9. Collection of Accounts. Section 6.3(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“(a) Borrowers and Guarantors shall establish and maintain, at their expense, blocked accounts or lockboxes and related blocked accounts (in either case, “Blocked Accounts”), as Agent may specify, with such banks as are acceptable to Agent into which Borrowers and Guarantors shall promptly deposit and direct their respective account debtors to directly remit all payments on Receivables and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. Borrowers and Guarantors shall deliver, or cause to be delivered to Agent a Deposit Account Control Agreement (or in the case of Farah UK, letters of notice and acknowledgment in form and substance satisfactory to Agent) duly authorized, executed and delivered by each bank where a Blocked Account is maintained as provided in Section 5.2 hereof or at any time. Agent shall instruct the depository banks at which the Blocked Accounts of the US Loan Parties are maintained to transfer the funds on deposit in such Blocked Accounts to such operating bank account of the US Loan Parties as Borrower Agent may specify in writing to Agent until such time as Agent shall notify the depository bank otherwise. Without limiting any other rights or remedies of Agent or Lenders, Agent may, at its option, instruct the depository banks at which the Blocked Accounts of the US Loan Parties are maintained to transfer all available funds received or deposited into such Blocked Accounts to the Agent Payment Account at any time that either: (i) an Event of Default shall exist or have occurred and be continuing, or (ii) the aggregate Excess Availability of Borrowers is less than $35,000,000. Agent shall send to Borrower Agent a copy of any such written instruction sent by Agent to such depository bank promptly thereafter. In the event that, at any time after Agent has instructed such depository banks to transfer such funds to the Agent Payment Account, each of the conditions set forth in clauses (i) and (ii) above do not exist or have not occurred and are not continuing for a period of thirty (30) consecutive days, upon Borrower Agent’s written request received by Agent within five (5) Business Days after the end of such thirty (30) day period, Agent shall instruct such depository banks to transfer the funds on deposit in such accounts to such operating deposit account of the US Loan Parties as Borrower Agent may specify in writing to Agent until such time as Agent is entitled to notify and shall notify the depository bank otherwise as provided above. Notwithstanding anything contained herein to the contrary, (x) funds on deposit in the Blocked Accounts of Foreign Loan Parties shall be transferred to the Agent Payment Account unless Agent otherwise directs and (y) no payments received by Agent from Farah UK (whether into the Agent Payment Account or otherwise) shall be applied to any Obligations other than Obligations of Farah UK. Borrowers and Guarantors agree that all payments made to such Blocked Accounts or other funds received and collected by Agent or any Lender, whether in respect of the Receivables, as proceeds of

Inventory or other Collateral or otherwise shall be treated as payments to Agent and Lenders in respect of the Obligations and therefore shall constitute the property of Agent and Lenders to the extent of the then outstanding Obligations.”

10. Collateral Reporting. Section 7.1(a)(iii) of the Loan Agreement is hereby amended by inserting the following immediately before the semicolon at the end of clause (E) of such Section: “and (F) a report of the Priority Payables, and (G) the Leverage Ratio for the most recently ended fiscal quarter, the Quarterly Average Excess Availability for the most recently ended fiscal quarter, the Excess Cash as of the last day of the most recently ended fiscal quarter, and a schedule of the calculations used in determining, as of the end of such fiscal quarter, the foregoing.”

11. Grant of Security Interest by New Borrower and New Guarantors.

11.1 Without limiting the provisions of Section 3 hereof, the Loan Agreement and the other Financing Agreements, (i) to secure payment and performance of all Obligations, each New Guarantor (other than Group Holdings) hereby grants to Agent, for itself and the benefit of Lenders, (ii) to secure payment and performance of all Obligations of New Borrower, New Borrower hereby grants to Agent, for itself and the benefit of Lenders, and (iii) to secure payment and performance of all Obligations of the Foreign Loan Parties, Group Holdings hereby grants to Agent, for itself and the benefit of Lenders, in each case a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the benefit of Lenders, as security, all personal property and interests in personal property of New Borrower and each New Guarantor, whether now owned or hereafter acquired or existing, and wherever located, including:

(a) all Accounts;

(b) all general intangibles, including, without limitation, all Intellectual Property;

(c) all goods, including, without limitation, Inventory and Equipment;

(d) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

(e) all instruments, including, without limitation, all promissory notes;

(f) all documents;

(g) all deposit accounts;

(h) all letters of credit, banker’s acceptances and similar instruments for which New Borrower or a New Guarantor is a beneficiary or otherwise entitled to any payment (contingent or otherwise), and including all letter-of-credit rights;

(i) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(j) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of New Borrower or a New Guarantor now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of New Borrower or a New Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(k) all commercial tort claims, including, without limitation, those identified in the Information Certificate;

(l) to the extent not otherwise described above, all Receivables;

(m) all Records; and

(n) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

11.2 Notwithstanding anything to the contrary contained in this Section 11 above, the types or items of Collateral described in this Section 11 shall not include any rights or interest in any contract, license or license agreement covering personal property of New Borrower or any New Guarantor, if under the terms of such contract, license or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, license or license agreement has not been or is not otherwise obtained; provided, that, the foregoing exclusion shall in no way be construed (a) to apply if any such prohibition is unenforceable under the UCC or other applicable law or (b) so as to limit, impair or otherwise affect Agent’s unconditional continuing security interests in and liens upon any rights or interests of New Borrower or any New Guarantor in or to monies due or to become due under any such contract, license or license agreement (including any Receivables).

11.3 Notwithstanding anything to the contrary contained in the Loan Agreement, this Amendment or any of the other Financing Agreements, the Collateral consisting of Capital Stock of any Foreign Loan Party which secures the Obligations of US Loan Parties shall not exceed sixty-five (65%) percent of the issued and outstanding Capital Stock of such Foreign Loan Party.

11.4 Notwithstanding anything to the contrary contained in this Amendment, the Loan Agreement or any of the other Financing Agreements:

(a) as of the date hereof, with respect to all Foreign Loan Parties (other than Supreme Canada) (i) no security interest granted by any such Foreign Loan Party under any of the Financing Agreements shall secure any Obligations of the US Loan Parties, (ii) no such Foreign Loan Party (whether as a guarantor or otherwise) shall be liable in respect of any Obligations of the US Loan Parties and (iii) no security interest or guarantee (or purported grant of security interest or guarantee) under the Financing Agreements or other term of the Financing Agreements shall apply to any Obligation to the extent that it would result in the granting of a security interest or guarantee or performance of such term constituting unlawful financial assistance within the meaning of section 151 of the Companies Act of England and Wales or Section 60 of the Irish Companies Act, 1963 as amended; and

(b) from and after the date hereof, Agent, without the consent of the Required Lenders or all Lenders, shall have the right, in its sole discretion, (i) to modify or amend the guaranty executed by Supreme Canada in favor of Agent so that, after giving effect to any such amendment or modification, (A) any security interest granted by Supreme Canada under any of the Financing Agreements shall not secure any Obligations of the US Loan Parties, and (B) Supreme Canada (whether as a guarantor or otherwise) shall not be liable in respect of any Obligations of the US Loan Parties and (ii) to modify or amend the Pledge and Security Agreement, dated as of October 1, 2002, executed and delivered by Parent in favor of Agent, so that, after giving effect thereto, only sixty five (65%) percent of the outstanding Capital Stock of Supreme Canada shall be pledged to Agent as collateral for the Parent’s guarantee of the Obligations of US Loan Parties to Agent and Lenders.

11.5 The grant of a security interest in the Collateral of the Foreign Loan Parties in favor of Agent under the laws of Ireland, England and Wales is further evidenced by other Financing Agreements.

12. Use of Proceeds. Notwithstanding anything to the contrary contained in the Loan Agreement, Borrowers shall use a portion of the proceeds of the Loans for payments of the purchase price required to be paid to Sellers pursuant to and in accordance with the terms of the Tropical Acquisition Agreements as in effect on the date hereof and cost, expenses and fees incurred in connection with the preparation, negotiation, execution and delivery of this Amendment No. 7; provided, that, none of the proceeds of any Loan to Farah UK shall be used to pay any portion of the purchase price for the Acquired Stock.

13. Liens. Section 9.8 of the Loan Agreement is hereby amended by (a) deleting the period at the end of subsection (p) of such Section and replacing it with “; and” and (b) adding at the end of such Section new subsections as follows:

“(q) the security interests in and liens and mortgages upon Real Property of Borrowers and Guarantors or their Subsidiaries to secure the Indebtedness permitted under Section 9.9(r) hereof; and

(r) the security interests and liens on assets of Subsidiaries incorporated or formed outside of the United States of America which are neither Borrowers nor Guarantors to secure Indebtedness in an outstanding amount not to exceed $1,000,000 at any time.”

14. Indebtedness.

(a) Section 9.9(f)(iv) of the Loan Agreement is hereby amended by inserting the following immediately before the comma at the end of such Section: “, and except that Parent may, after prior written notice to Agent, amend the terms thereof to permit Borrowers and Guarantors to consummate certain assets sales and to permit Borrowers and Guarantors to incur certain indebtedness in each case pursuant to an amendment that is in form and substance satisfactory to Agent.”

(b) Section 9.9(j) of the Loan Agreement is hereby amended by (i) deleting “$60,000,000” from clause (ii) of such Section and replacing it with “$110,000,000” and (ii) inserting the following immediately before the comma at the end of clause (iv) of such Section: “and except that, Borrowers may, after prior written notice to Agent, amend a Letter of Credit Facility Agreement with a Letter of Credit Issuer to increase the amount of Indebtedness permitted outstanding thereunder so long as (A) the aggregate outstanding amount of all Indebtedness under the Letter of Credit Facilities shall not exceed $110,000,000 at any time and (B) Agent shall have received an amendment to the Letter of Credit Intercreditor Agreement with such Letter of Credit Issuer, in form and substance satisfactory to Agent, duly authorized, executed and delivered by such Letter of Credit Issuer, Borrowers and Guarantors (it being understood that in no event shall Borrowers or Guarantors obtain under the Letter of Credit Facility any commercial letter of credit which supports the purchase of Inventory unless such letter of credit requires Borrowers and Guarantors to pay the reimbursement obligation under such letters of credit on the day on which a drawing is made under such letter of credit),”.

(c) Section 9.9 of the Loan Agreement is hereby amended by (i) deleting the period at the end of subsection (q) of such Section and replacing it with “; and” and (ii) adding at the end of such Section a new subsection as follows:

“(r) Indebtedness of Borrowers and Guarantors and their Subsidiaries arising after the effective date of Amendment No. 7 pursuant to a mortgage loan in immediately available funds by a financial institution to Borrowers and Guarantors and their Subsidiaries based on the value of Real Property of Borrowers and Guarantors and their Subsidiaries, provided, that, as to such Indebtedness, (i) Agent shall have received not less than thirty (30) days prior written notice of the intention of Borrowers and Guarantors and their Subsidiaries to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Agent, the amount of such proposed Indebtedness, the person to whom such Indebtedness is proposed to be owed, the proposed interest rate, schedule of repayments and maturity date with respect thereto and such other information with respect thereto as Agent may request, (ii) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, as duly authorized, executed and delivered by the parties thereto, (iii) promptly following Agent’s request, Agent shall have received a Collateral Access Agreement with respect to the Real Property subject to the mortgage and lien to secure such Indebtedness from the person to whom such Indebtedness is owed, duly authorized, executed and delivered by such person, in form and substance satisfactory to Agent, (iv) such Indebtedness shall be incurred by Borrowers and Guarantors and their Subsidiaries in a bona fide arm’s length transaction, (v) such Indebtedness shall not be owed to any shareholder, officer, director, agent, employee or other Affiliate of any Borrower or Guarantor or Subsidiary, (vi) Borrowers, Guarantors and their Subsidiaries shall cause the person to whom such Indebtedness is owed to remit all of the proceeds of the loan giving rise to such Indebtedness directly to Agent for application to the Obligations or, if such Indebtedness is incurred in connection with the purchase of Real Property permitted under Section 9.10(k) hereof, to pay the purchase price of such Real Property, the cost of improvement of such Real Property or other amounts related to either of the foregoing, (vii) in no event shall Borrowers, Guarantors or their Subsidiaries make, or be required to make, payments in respect of the principal balance of such Indebtedness in any twelve (12) consecutive month period that in the aggregate exceed the amount equal to twenty (20%) percent of the original principal amount of such Indebtedness, (viii) Real Property of Borrowers, Guarantors and their Subsidiaries, the value of which is the basis for such loan, shall be the only collateral for such Indebtedness, (ix) in no event shall the aggregate amount of all such Indebtedness exceed $10,000,000 outstanding at any time, (x) as of the date of incurring such Indebtedness and after giving effect thereto, no Default or Event of Default shall exist or have occurred, and (xi) Borrowers, Guarantors and their Subsidiaries shall furnish to Agent all notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf, concurrently with the sending thereof, as the case may be.”

15. Loans, Investments, Etc.

(a) Section 9.10(c) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

“(c) the existing equity investments of each Borrower and Guarantor as of the date hereof in its Subsidiaries, except that, on the effective date of Amendment No. 7, Parent may make a capital contribution to Group Holdings in an amount not to exceed

$12,000,000, so long as Group Holdings immediately applies the proceeds of such capital contribution to pay the purchase price for the Acquired Stock and the International Trademark Interests of Sellers purchased from the Sellers; provided, that, (i) such capital contribution shall be funded solely with proceeds of the intercompany loan made by Supreme to Parent in accordance with Section 9.10(g)((iv) hereof and (ii) no Borrower or Guarantor shall have any further obligations or liabilities to make any capital contributions or other additional investments or other payments to or in or for the benefit of any such Subsidiaries;”

(b) Section 9.10(g) of the Loan Agreement is hereby amended by adding the following clauses immediately after the end of clause (iii) of such Section:

“(iv) no US Loan Party shall make any loans to any Foreign Loan Party (unless otherwise consented to by Agent in writing), except that (A) on the effective date of Amendment No. 7, Supreme may make a loan to Parent so long as Parent immediately applies the proceeds of such loan to make a capital contribution to Group Holdings in an amount not to exceed $12,000,000 and Group Holdings immediately applies the proceeds of such capital contribution to pay the purchase price for the Acquired Stock and the Sellers’ International Trademark Interests, and (B) US Loan Parties may make loans to Farah UK in an aggregate outstanding amount not to exceed $500,000 at any time so long as, as of the date of any such loan and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing;

(v) Farah UK shall not make any loans to any other Borrower or Guarantor;”

(c) Section 9.10 of the Loan Agreement is hereby amended by (i) deleting the period at the end of subsection (j) of such Section and replacing it with “; and” and (ii) adding at the end of such Section a new subsection as follows:

“(k) the purchase by any Borrower or Guarantor or Subsidiary of Real Property located outside the United States, provided, that, each of the following conditions is satisfied as determined by Agent in good faith:

(i) as of the date of such purchase and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing,

(ii) as of the date of any payment in connection with such acquisition and after giving effect thereto, the aggregate amount of the Excess Availability of Borrowers shall have been not less than $15,000,000 for each of the immediately preceding ten (10) consecutive days and the aggregate amount of the Excess Availability of Borrowers shall be not less than $15,000,000 after giving effect to any such payment,

(iii) Agent shall have received not less than ten (10) Business Days’ prior written notice of the proposed purchase and such information with respect thereto as Agent may reasonably request, including (A) the proposed date and amount of the acquisition, (B) a list and description of the Real Property to be purchased, and (C) the total purchase price for the Real Property to be purchased (and the terms of payment of such purchase price),

(iv) promptly upon Agent’s request, the Borrower or Guarantor or Subsidiary purchasing such Real Property shall deliver or cause to be delivered to Agent, true, correct and complete copies of all agreements, documents and instruments relating to such purchase,

(v) the Real Property purchased by any Borrower or Guarantor or Subsidiary shall be free and clear of any security interest, mortgage, pledge, lien, charge or other encumbrance (other than those permitted in this Agreement) and Agent shall have received evidence satisfactory to it of the same,

(vi) the purchase by any Borrower or Guarantor or Subsidiary of such Real Property shall not violate any law or regulation or any order or decree of any court or Governmental Authority in any material respect and shall not and will not conflict with or result in the breach of, or constitute a default in any respect under, any material agreement, document or instrument to which such Borrower, or Guarantor or Subsidiary or any Affiliate is a party or may be bound, or result in the creation or imposition of, or the obligation to grant, any lien, charge or encumbrance upon any of the property of such Borrower, or Guarantor or Subsidiary or any Affiliate (other than those permitted in this Agreement) or violate any provision of the certificate of incorporation, by-laws, certificate of formation, operating agreement or other organizational documentation of such Borrower or Guarantor or Subsidiary,

(vii) such purchase shall be in a bona fide arms’ length transaction with a person that is not an Affiliate of any Borrower or Guarantor,

(viii) no Borrower or Guarantor shall become obligated with respect to any Indebtedness, nor any of its property become subject to any security interest or lien, pursuant to such purchase unless such Borrower or Guarantor could incur such Indebtedness or create such security interest or lien hereunder or under the other Financing Agreements, and

(ix) promptly upon Agent’s request, Agent shall have received, in form and substance satisfactory to Agent, (A) all Collateral Access Agreements and other consents, waivers, acknowledgments and other agreements from third persons which Agent may reasonably deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral, and (B) such other agreements, documents and instruments as Agent may request in connection therewith.”

16. Minimum EBITDA. Section 9.17 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“9.17 Minimum EBITDA. At any time that the aggregate amount of the Excess Availability is less than $35,000,000, (a) the EBITDA of Parent and its Subsidiaries (on a consolidated basis) for the preceding twelve (12) consecutive months (treated as a single accounting period) as of the end of the most recent fiscal month for which Agent or any Lender has received financial statements of Borrowers or Guarantors, shall be not less than $50,000,000 (after giving effect to the EBITDA of Farah UK and its Subsidiaries on a pro forma basis in a manner satisfactory to Agent) and (b) the EBITDA of Parent and its Subsidiaries (on a consolidated basis) as of the end of the most recent two (2) fiscal months, on a combined basis, for which Agent or any Lender has received financial statements of Borrowers or Guarantors shall be positive.”

17. Expenses. Section 9.19(f) of the Loan Agreement is hereby amended by deleting the reference therein to “$750” and substituting the amount of “$850” therefor.

18. Collateral Matters. Section 12.11 of the Loan Agreement is hereby amended by inserting the following new clauses immediately at the end of such Section:

“(e) If, after the date hereof, Borrowers and Guarantors incur Indebtedness from a Person other than a Lender in accordance with the terms of this Agreement and Borrowers and Guarantors are required to grant a first priority perfected security interest in certain Intellectual Property to secure such Indebtedness, then Agent shall agree to subordinate its security interest in such Intellectual Property pursuant to an intercreditor agreement between Agent and the holder of such Indebtedness;

provided, that, (i) no Default or Event of Default shall exist or have occurred and be continuing and (ii) the terms of such intercreditor agreement shall be reasonably satisfactory to Agent.

(f) Each Lender authorizes Agent to enter into, execute, deliver and carry out the terms of the intercreditor agreement described in Section 12.11(e) hereof.”

19. Schedules to Loan Agreement. The Loan Agreement is hereby amended by adding a new Schedule 1 thereto in the form of Exhibit B to this Amendment No. 7.

20. Representations, Warranties and Covenants. Borrowers and Guarantors (including New Borrower and New Guarantors) jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants shall survive the execution and delivery hereof:

20.1 This Amendment No. 7, the Tropical Supplemental Financing Agreements and the Restructuring Supplemental Financing Agreements have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

20.2 No action of, or filing with, or consent of any Governmental Authority (other than the filing of UCC financing statements, the filing of the Share Mortgage granted by Group Holdings in favor of Agent and the Debenture granted by Farah UK in favor of the Agent with the Companies House in England and the filing of particulars of each of the Share Mortgages granted by Parent in favor of Agent and the Debenture executed by Group Holdings in favor of the Agent with the Companies Registration Office in Ireland), and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment No. 7, the Tropical Supplemental Financing Agreements and the Restructuring Supplemental Financing Agreements (other than the consent and/or acknowledgement of the relevant depository bank in relation to the Deposit Account Control Agreements (or notices and acknowledgements, as the case may be) with the banks at which the deposit accounts of Farah UK are maintained).

20.3 None of the transactions contemplated by this Amendment No. 7, the Tropical Supplemental Financing Agreements or the Restructuring Supplemental Financing Agreements are in contravention of any applicable law, or the terms of any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound.

20.4 Agent will have on or prior to the date thirty (30) days from the date hereof, a valid and perfected first priority security interest in the assets of New Borrower and New Guarantors, subject only to the liens indicated on Schedule 8.4 to the Information Certificate and the other liens permitted under Section 9.8 of the Loan Agreement.

20.5 After giving effect to the amendments provided for herein, including the new Information Certificate included with this Amendment No. 7, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of an earlier specified date, in which case such representation or warranty shall have been true and correct as of such date.

20.6 After giving effect to the amendments provided for herein and the Tropical Acquisition and other transactions contemplated hereby and in the Tropical Acquisition Agreements, each Borrower (including New Borrower) is not insolvent (as such term is defined in the US Bankruptcy Code and any applicable state law) or will not become insolvent, and does not have unreasonably small capital after the consummation of the transactions contemplated hereby and thereby to continue to engage in its business and has not incurred liabilities as a result of the transactions contemplated hereby and thereby that are beyond its ability to pay as such liabilities mature.

20.7 The Tropical Acquisition Agreements and the transactions contemplated thereby have been duly executed, delivered and performed in accordance with their terms, including the fulfillment (not the waiver, except as disclosed and consented to by Agent) of all conditions precedent set forth therein. Pursuant to the Tropical Acquisition Agreements and the transactions contemplated thereby, Group Holdings has acquired and has good and marketable title to the Acquired Stock and the International Trademark Interests of Sellers, PEI Licensing has acquired and has good and marketable title to the Acquired Intellectual Property, Tampa DC has acquired and has good and marketable title to the Acquired Real Estate, PE Shared Services has acquired and has good and marketable title to the Acquired Shared Services Assets, and Supreme has acquired and has good and marketable title to the Acquired Remaining Assets, in each case free and clear of all claims, liens, pledges and encumbrances of any kind, except as permitted under Section 9.8 of the Loan Agreement. The Acquired Assets consist solely of the Acquired Intellectual Property, the Acquired Real Estate, the Acquired Shared Services Assets, the International Trademark Interests of Sellers and the Acquired Remaining Assets. The total amount of the purchase price and other consideration required to be paid by Borrowers and Guarantors for the Acquired Stock and the Acquired Assets does not exceed $88,500,000.

20.8 All actions and proceedings required by the Tropical Acquisition Agreements, the Bankruptcy Sale Order, applicable law or regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended and all applicable securities laws) have been taken and the transactions contemplated thereby have been duly and validly taken and consummated.

20.9 Agent has, on or before the date hereof, received from Borrowers, true, complete and correct copies of the Bankruptcy Sale Order, the Tropical Acquisition Agreements, and all notices, instruments, documents and agreements related thereto, including all exhibits and schedules thereto.

20.10 Borrowers and Guarantors shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such additional UCC financing statements and termination statements, and other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent’s first priority security interest in the Collateral (including the Collateral of New Borrower and New Guarantors).

20.11 As of the date hereof, no Default or Event of Default exists or has occurred and is continuing.

20.12 As of date hereof, the aggregate commitments of the Letter of Credit Issuers under the Letter of Credit Facility Agreements is $60,000,000 and the maturity date of the obligations of Borrowers under the Letter of Credit Facility Agreements is not earlier than May 31, 2005.

20.13 No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Tropical Acquisition Agreements or the Bankruptcy Sale Order and no governmental or other action or proceeding has been commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Tropical Acquisition Agreements or the Bankruptcy Sale Order.

20.14 The Bankruptcy Sale Order has been duly entered and all conditions contained therein have been fully complied with and satisfied, is valid, subsisting and continuing, has not been revoked, remanded, vacated, appealed, modified, reversed on appeal or revoked, remanded, vacated, reversed or modified by any Bankruptcy or District Court Judge, is final and non-appealable and is not subject to any pending appeal and includes a finding that Borrowers and Guarantors have undertaken the transactions contemplated by the Tropical Acquisition Agreements in good faith, as that term is used in Section 363(m) of the Bankruptcy Code, and as such, is entitled to all of the protections afforded thereby.

20.15 Prior to the consummation of the sale of the Acquired Assets by Seller, each Person who was revealed as holding a lien on or security in any of the Acquired Assets in the lien searches provided by Borrowers and Guarantors to Agent before the sale of the Acquired Assets, received written notice of the intention of Sellers to sell the Acquired Assets.

21. Conditions Precedent. The effectiveness of the consent and amendments contained herein shall only be effective upon the satisfaction (or waiver by Agent) of each of the following conditions precedent in a manner satisfactory to Agent:

21.1 Agent shall have received executed counterparts of this Amendment No. 7 (including all schedules and exhibits hereto), the Restructuring Supplemental Financing Agreements and the Tropical Supplemental Financing Agreements, duly authorized, executed and delivered by the respective party or parties hereto;

21.2 [Intentionally Omitted];

21.3 each of the Tropical Acquisition Agreements and the transactions contemplated thereby shall have been or shall be duly authorized, executed and delivered by the respective parties thereto prior to or contemporaneously with the effectiveness thereof;

21.4 Agent shall have received, in form and substance satisfactory to Agent, true, correct and complete copies of the Bankruptcy Sale Order and the Tropical Acquisition Agreements, duly executed, authorized and delivered by each of the parties thereto;

21.5 all conditions precedent to the obligations of the parties to the Tropical Acquisition Agreements shall have been fulfilled (and not merely waived, except if approved in writing by Agent), at or before the consummation of the Tropical Acquisition;

21.6 all actions and proceedings required by the Tropical Acquisition Agreements, the Bankruptcy Sale Order, applicable law or regulation and the transactions contemplated thereby shall have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which Borrowers, Guarantors or any of their affiliates is a party or by which any of its or their properties are bound, and all applicable consents or approvals of each Governmental Authority, shall have been obtained and be in full force and effect;

21.7 no court of competent jurisdiction shall have issued any injunction, restraining order or other order which prohibits the consummation of the transactions described in the Bankruptcy Sale Order, Tropical Acquisition Agreements or the Financing Agreements or modifies such transactions, and no governmental or other action or proceeding shall have been commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Bankruptcy Sale Order, the Tropical Acquisition Agreements or the Financing Agreements;

21.8 Agent shall have received UCC, Federal and State tax lien and judgment searches with respect to New Borrower (where applicable), New Guarantors (where applicable) and Sellers in all relevant jurisdictions, as determined by Agent;

21.9 Agent shall have received evidence of insurance and loss payee endorsements (as applicable) required under the Loan Agreement and under the other Financing Agreements with respect to New Borrower, New Guarantors and the Acquired Assets, in form and substance satisfactory to Agent, and certificates of insurance policies and/or endorsements naming Agent as loss payee;

21.10 the aggregate amount of the Closing Excess Availability of Borrowers as determined by Agent, as of the date hereof, shall be not less than $40,000,000 after giving effect to the closing of the Tropical Acquisition and the Loans made or to be made and Letter of Credit Accommodations issued or to be issued in connection with the Tropical Acquisition and the other transactions contemplated hereunder and the amount of any fees and expenses payable in connection therewith (for purposes of this Section 21.10, “Closing Excess Availability” shall mean, as to Borrowers, the amount, as determined by Agent, calculated at any date, equal to: (a) the Borrowing Base (without regard to the Loan Limit limitation as set forth in Section 1.10(a)(ii) of the definition of Borrowing Base) of all Borrowers (after giving effect to any

Reserves other than any Reserves in respect of Letter of Credit Accommodations), minus (b) the sum of (i) the amount of all then outstanding and unpaid Obligations of Borrowers plus (ii) the amount of all Reserves then established in respect of Letter of Credit Accommodations, plus (iii) the aggregate amount of all then outstanding and unpaid trade payables and other obligations of Borrowers which are outstanding more than sixty (60) days past due as of such time (other than trade payables or other obligations being contested or disputed by Borrowers in good faith);

21.11 Agent shall have received, in form and substance satisfactory to Agent, all releases, terminations and such other documents as Agent may request to evidence and effectuate the termination by the existing lenders to Sellers and Farah UK of any interest in and to any assets of Farah UK or Acquired Assets, duly authorized, executed and delivered by it or each of them, including, but not limited to, UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party with respect to the Acquired Assets;

21.12 no material adverse change shall have occurred in the assets, business or prospects of Borrowers and Guarantors since the date of Agent’s latest field examination (not including for this purpose the field review referred to in Section 20.13 below) and no change or event shall have occurred which would impair the ability of any Borrower or Guarantor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Agent or any Lender to enforce the Obligations or realize upon the Collateral;

21.13 Agent shall have completed a field review of the Records and such other information with respect to the Acquired Assets as Agent may require to determine the amount of Loans available to Borrowers (other than New Borrower) (including, without limitation, current perpetual inventory records and/or roll-forwards of Accounts and Inventory through the date of closing and test counts of the Inventory in a manner satisfactory to Agent, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable Agent to accurately identify and verify the Collateral), the results of which in each case shall be satisfactory to Agent, not more than three (3) Business Days prior to the date hereof;

21.14 Agent shall have received evidence, in form and substance satisfactory to Agent, that Agent has a valid perfected first priority security interest in all of the Collateral (other than the Senior Note Priority Collateral, the Factor Priority Collateral and the Letter of Credit Issuer Priority Collateral);

21.15 Agent shall have received (a) Borrowers’ projected financial statements for the period from the date hereof through January 31, 2006 which shall be prepared on a monthly basis, together with a certificate, dated the date hereof, of the chief financial officer or chief executive officer of Parent stating that such projected financial statements were prepared by such officer of Parent in good faith and are based on assumptions that are believed by such officer in good faith to be reasonable in light of all facts and circumstances known to Parent at such time, all of which shall be reasonably satisfactory to Agent and (b) a turnaround plan with respect to the Acquired Assets and operations of Farah UK, which shall be in form and substances satisfactory to Agent;

21.16 Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral (including the Collateral of New Borrower and New Guarantors) or to effectuate the provisions of this Amendment No.7 and the other Financing Agreements;

21.17 Agent shall have received, in form and substance satisfactory to Agent, the Information Certificate duly authorized, executed and delivered by Borrowers and Guarantors;

21.18 Agent shall have received, in form and substance satisfactory to Agent, (i) the Collateral Assignment of Acquisition Agreements, duly authorized, executed and delivered by Parent and (ii) the Consent to the Collateral Assignment, duly authorized, executed and delivered by Sellers;

21.19 Agent shall have received a written report of a current appraisal of the Inventory of Borrowers and Guarantors by an appraiser acceptable to Agent, on which Agent and Lenders shall be expressly permitted to rely, in form, scope and methodology satisfactory to Agent, setting forth the net orderly liquidation value (and on such other basis as Agent may request of each type of category of Inventory and expressing such value as a percentage of the cost of such Inventory);

21.20 Agent and Lenders shall be satisfied that, immediately after giving effect to the transactions contemplated to occur under this Amendment No. 7 on the date hereof, Parent and each Borrower is Solvent.

21.21 New Borrower and New Guarantors shall have authorized Agent to prepare and file such Uniform Commercial Code financing statements and other documents and instruments which Agent has determined are necessary to perfect or continue perfecting the security interests of Agent in all of the assets now or hereafter owned by New Borrower or New Guarantors;

21.22 Agent shall have received originals of the shares of the stock certificates representing one hundred percent (100%) of the issued and outstanding shares of the Capital Stock of PE Shared Services, together with a related stock power executed in blank;

21.23 Agent shall have received, in form and substance satisfactory to Agent, either (a) Deposit Account Control Agreements by and among Agent, New Borrower and each bank where such New Borrower has a collection account, in each case, duly authorized, executed and delivered by such bank and New Borrower, or (b) letters of notice and acknowledgement, duly authorized, executed and delivered by New Borrower and each bank where New Borrower has a collection account;

21.24 Agent shall have received a copy of the Certificate of Incorporation (or comparable document), and all amendments thereto, for each New Guarantor certified by the Secretary of State (or the equivalent governmental authority) of its jurisdiction of incorporation as of a recent date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

21.25 Agent shall have received, in form and substance satisfactory to Agent, (a) the Officer’s Certificate of Directors’ Resolutions, Corporate By-Laws, Incumbency and Shareholder’s Consent of each US Loan Party that is a corporation (except as to Parent, without the Shareholder’s Consent) and (b) the Officer’s Certificate of Members’ and Managers’ Resolutions, Operating Agreement, Incumbency and Members’ Consent of each US Loan Party that is a limited liability company, in each case evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by each US Loan Party of this Amendment No. 7, the Tropical Supplemental Financing Agreements and the Restructuring Supplemental Financing Agreements to which it is a party;

21.26 Agent shall have received original good standing certificates (or its equivalent) from the Secretary of State (or comparable official) from each jurisdiction where each New Guarantor (other than Group Holdings) conducts business;

21.27 Agent shall have received, in form and substance satisfactory to Agent, a legal opinion of counsel to Borrowers (except Farah UK, as to which the legal opinion shall be provided to the Agent by Denton Wilde Sapte) and Guarantors (except Group Holdings, as to which the legal opinion shall be provided to the Agent by McCann FitzGerald) with respect to the matters contemplated by this Amendment No. 7, the Tropical Supplemental Financing Agreements, the Tropical Acquisition Agreements and Restructuring Supplemental Financing Agreements, and including opinions of counsel qualified in such jurisdictions as Agent may specify;

21.28 No Default or Event of Default shall exist or have occurred and be continuing;

21.29 No court of competent jurisdiction shall have issued any injunction, restraining order or other order with respect to the Bankruptcy Sale Order which otherwise prohibits the consummation of the transactions described in the Bankruptcy Sale Order, the Tropical Acquisition Agreements or the Financing Agreements or modifies such transactions, and no governmental or other action or proceeding shall have been commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Bankruptcy Sale Order, the Tropical Acquisition Agreements or the Financing Agreements; and

21.30 Agent shall have received a certified copy of the Bankruptcy Sale Order, in form and substance satisfactory to Agent, as duly entered by the Bankruptcy Court in the Chapter 11 Cases and the time within which any Person may contest or appeal from the Bankruptcy Sale Order shall have expired (or the Bankruptcy Court shall have entered an order that the stay described in Bankruptcy Rule 6004(g) does not apply to the Bankruptcy Sale Order), without such contest or appeal having been taken and the Bankruptcy Sale Order shall, inter alia, (i) contain a finding that Parent has undertaken the transactions contemplated by the Tropical Acquisition Agreements in good faith, as that term is used in Section 363(m) of the Bankruptcy Code, and as such, is entitled to all of the protections afforded thereby and (ii) authorize Sellers to sell the Acquired Assets, free and clear of any security interests, liens, claims or encumbrances and to execute, deliver and perform the terms and provisions of all of the Tropical Acquisition Agreements; and

21.31 Agent shall have received, in form and substances satisfactory to Agent, the Fee Letter by Borrowers in favor of Wachovia Bank, National Association;

21.32 Agent shall have received, in form and substance satisfactory to Agent, a certified copy of the memorandum and articles of association, certificate of incorporation and certificate of incorporation on change of name (if any) or other constitutional documents of each Foreign Loan Party, together with a certified copy of the register of members of such Foreign Loan Party;

21.33 Agent shall have received, in form and substances satisfactory to Agent, a certified copy of the resolutions of the board of directors of each Foreign Loan Party approving such Foreign Loan Party’s entry into the Financing Agreements to which it is a party together with any other authorization necessary or desirable for the entry into and performance of the Financing Agreements to which such Foreign Loan Party is a party or which create guarantees or security for the Obligations of such Foreign Loan Party;

21.34 Agent shall have received, in form and substance satisfactory to Agent, a director’s certificate executed by a director of each Foreign Loan Party (a) certifying that all corporation action required to enable such Foreign Loan Party to enter into, execute and perform its obligations under the Financing Agreements to which it is a party and to authorize the transactions contemplated therein has been taken, (b) setting out the specimen signatures of those persons authorized to execute those Financing Agreements to which such Foreign Loan Party is a party on behalf of such Foreign Loan Party, and (c) certifying that the performance by such Foreign Loan Party of its rights and obligations under the Financing Agreements would not contravene any agreement to which it is a party or by which it is bound;

21.35 Agent shall have received a certified copy of each notice required to be dispatched pursuant to any Debenture included in the Tropical Supplemental Financing Agreements and acknowledgements from all recipients of such notices as required by such Debenture or agreement by the relevant recipient of the form of acknowledgement to be given by it;

21.36 Agent shall have received a copy of the mandate for each Blocked Account in the United Kingdom duly completed (so far as possible) by New Borrower and evidence satisfactory to Agent that such Blocked Accounts have been opened;

21.37 Agent shall have received satisfactory results to all final company and winding up searches in relation to each Foreign Loan Party; and

21.38 Agent shall have received stock certificates representing one hundred percent (100%) of the issued and outstanding shares of Capital Stock of Farah UK, sixty-five (65%) percent of the issued and outstanding shares of Capital Stock of Group Holdings and thirty-five percent (35%) of the issued and outstanding shares of Capital Stock of Group Holdings, in each case together with a related stock power executed in blank.

22. Effect of this Amendment. This Amendment No.7 and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the consent expressly granted herein, no other changes or modifications or waivers to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 7, the provisions of this Amendment No.7 shall control.

23. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent or Lenders to effectuate the provisions and purposes of this Amendment No.7.

24. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Florida (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida).

25. Binding Effect. This Amendment No.7 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

26. Counterparts. This Amendment No.7 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No.7, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No.7 by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment No.7. Any party delivering an executed counterpart of this Amendment No.7 by telecopier also shall deliver an original executed counterpart of this Amendment No.7, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No.7 as to such party or any other party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered by their authorized officers as of the day and year first above written.

SUPREME INTERNATIONAL, LLC,
formerly known as Supreme International, Inc.

By:	Perry Ellis International, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	VP – Finance

JANTZEN, LLC,
formerly known as Jantzen, Inc.

By:	Perry Ellis International, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	VP – Finance

PERRY ELLIS MENSWEAR, LLC,
formerly known as Perry Ellis Menswear, Inc.

By:	Perry Ellis International, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	VP – Finance

SALANT HOLDING LLC,
formerly known as Salant Holding Corporation

By:	Perry Ellis International, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	VP – Finance

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

FARAH MANUFACTURING (U.K.) LIMITED

By:	/s/ Rosemary B. Trudeau
Title:	Director

PERRY ELLIS INTERNATIONAL GROUP HOLDINGS LIMITED

By:	/s/ Rosemary B. Trudeau
Title:	Director / Secretary

PEI LICENSING, INC.

By:	/s/ Rosemary B. Trudeau
Title:	Treasurer

SUPREME MUNSINGWEAR CANADA, INC.

By:	/s/ Rosemary B. Trudeau
Title:	Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

JANTZEN APPAREL, LLC,
formerly known as Jantzen Apparel Corp.

By:	PEI Licensing, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	Treasurer

SUPREME REAL ESTATE I, LLC

By:	/s/ Rosemary B. Trudeau
Title:	Manager

SUPREME REAL ESTATE II, LLC

By:	/s/ Rosemary B. Trudeau
Title:	Manager

SUPREME REALTY, LLC

By:	/s/ Rosemary B. Trudeau
Title:	Manager

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

PERRY ELLIS SHARED SERVICES
CORPORATION

By:	/s/ Rosemary B. Trudeau
Title:	Treasurer

WINNSBORO DC, LLC

By:	Perry Ellis International, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	VP Finance

TAMPA DC, LLC

By:	Perry Ellis International, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	VP - Finance

PERRY ELLIS REAL ESTATE, LLC,
formerly known as Perry Ellis Real Estate Corporation

By:	Perry Ellis International, Inc.,
its Managing Member

By:	/s/ Rosemary B. Trudeau
Title:	VP - Finance

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION,

successor by merger to Congress Financial Corporation,

as Agent and a Lender

By:	/s/ L Forte
Title:	EVP

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ William Shulman
Title:	Vice President

THE ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ David Keinan
Title:	EVP & COO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Bruce Wicks
Title:	Firs Vice President

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ M Tandeen
Title:	Vice President

EXHIBIT A

TO

AMENDMENT NO. 7

Information Certificate

See Attached

AMENDED and RESTATED

INFORMATION CERTIFICATE

OF

PERRY ELLIS INTERNATIONAL, INC

AND ITS SUBSIDIARES

Dated: February 26, 2005,

Congress Financial Corporation (Florida), as Agent

777 Brickell Avenue

Miami, Florida 33131

In connection with certain financing provided or to be provided by Congress Financial Corporation (Florida) in its capacity as agent acting for and on behalf of certain lenders (in such capacity, “Agent”) and such lenders (collectively, “Lenders”), each of the undersigned (individually, a “Company” and, collectively, the “Companies”) jointly and severally represents and warrants to Agent and Lenders the following information about it, its organizational structure and other matters of interest to Agent and Lenders:

1.	The full and exact name of each Company as set forth in its certificate of incorporation (or its certificate of formation or other organizational document filed with the applicable state governmental authority, as the case may be) is as follows:

See Exhibit A hereto.

2.	Each Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

Company	Trade Names
N/A	N/A

3.	Each Company is a registered organization of the following type (for example, corporation, limited partnership, limited liability company, etc.):

Company	Type

See Exhibit A hereto.

4.	Each Company was organized on the date indicated for such company below, under the laws of the State indicated below for such Company, and each Company is in good standing under the laws of such State.

Company	Date of Organization	Jurisdiction of Organization

See Exhibit A hereto.

5.	The organizational identification number of each Company issued by its jurisdiction of organization is as set forth below (or if none is issued by the jurisdiction of organization indicate “none”):

Company	Date of Organization	Jurisdiction of Organization

See Exhibit A hereto.

6.	The Federal Employer Identification Number of each Company is as follows:

Company	Date of Organization	Jurisdiction of Organization

See Exhibit A hereto.

7.	Each Company is duly qualified and authorized to transact business as a foreign organization in the following states and is in good standing in such states:

Company	Jurisdiction

See Exhibit A hereto.

8.	Since the date of its organization, the name of each Company as set forth in its organizational documentation as filed of record with the applicable state authority has been changed as follows:

Company	Date of Change	Prior Name

See Exhibit A for name changes and changes in type of entity.

In June 1999, Supreme International Corporation changed its name to Perry Ellis International, Inc., a Florida corporation.

9.	In the last five years, Perry Ellis International, Inc. (“Perry Ellis”) has made or entered into the following mergers or acquisitions in excess of $1.0 million:

i.	In December 2005, Perry Ellis entered into an asset purchase agreement with Tropical Sportswear Int’l Corporation and certain of its subsidiaries to purchase certain domestic operating assets and the capital stock of Farah Manufacturing (U.K.) Limited for $88.5 million, subject to an adjustment based on Tropical’s accounts receivable and inventory as of the closing date.

ii.	In October 2003, Jantzen Apparel Corp. acquired the Redsand business from Redsand Inc. pursuant to an asset purchase agreement for approximately $1.75 million.

iii.	In June 2003, Perry Ellis acquired Salant Corporation for approximately $91.0 million pursuant to an agreement and plan of merger.

iv.	In March 2002, Perry Ellis acquired the Jantzen business pursuant to an asset purchase agreement from subsidiaries of VF Corporation for approximately $24.0 million.

v.	In November 2000, Perry Ellis acquired various trademarks, including the Mondo di Marco® trademark from the bankruptcy estate of Mondo, Inc. for $1.75 million.

vi.	In July 2000, Perry Ellis acquired the Pro-Player, Artex, Fun Gear and Salem Sportswear from the bankruptcy estate of Fruit of the Loom, Inc. for approximately $1.30 million.

10.	The chief executive office and mailing address of each Company is located at the address indicated for such Company on Schedule 8.2 hereto.

11.	The books and records of each Company pertaining to accounts, contract rights, inventory, and other assets are located at the addresses indicated for such Company on Schedule 8.2 hereto.

12.	Each Company has other places of business and/or maintains inventory or other assets only at the addresses (indicate whether locations are owned, leased or operated by third parties and if leased or operated by third parties, their name and address) indicated for such Company on Schedule 8.2 hereto.

13.	The places of business or other locations of any assets used by each Company during the last four (4) months other than those listed above are as indicated for such Company on Schedule 8.2 hereto.

14.	Each Company’s assets are owned and held free and clear of liens, mortgages, pledges, security interests, encumbrances or charges except as set forth on Schedule 8.4 hereto.

15.	There are no judgments or litigation pending by or against any Company, its subsidiaries and/or affiliates or any of its officers/principals, except as set forth on Schedule 8.6 hereto.

16.	Each Company is in compliance with all environmental laws applicable to its business or operations except as set forth on Schedule 8.8 hereto.

17.	No Company has any deposit accounts, investment accounts, securities account or similar accounts with any bank, savings and loan or other financial institution, except as set forth on Schedule 8.10 hereto for the purposes and of the types indicated therein.

18.	No Company owns or licenses any trademarks, patents, copyrights or other intellectual property, except as set forth on Schedule 8.11 hereto (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor).

19.	Each Company is affiliated with, or has ownership in, the corporations (including subsidiaries) and other organizations set forth on Schedule 8.12 hereto.

20.	The names of the stockholders (or members or partners, including general partners and limited partners) of each Company and their holdings are as set forth on Schedule 8.12 hereto (if stock or other interests are widely held indicate only holders owning 10% or more of the voting stock or other interests).

21.	No Company is a party to or bound by an collective bargaining or similar agreement with any union, labor organization or other bargaining agent except as set forth on Schedule 8.13 hereto (indicate date of agreement, parties to agreement, description of employees covered, and date of termination).

22.	No Company is a party to or bound by any “material contract” except as set forth on Schedule 8.15 hereto. For this purpose a “material contract” means any contract or other agreement, written or oral, of such Company required to be filed with the Securities and Exchange Commission.

23.	No Company has any “indebtedness” except as set forth on Schedule 9.9 hereto. For this purpose, the term “indebtedness” means any liability, whether or not contingent, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Company or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Company in the ordinary course of business of such Person in connection with obtaining goods, materials or services that is not overdue by more than ninety (90) days, unless the trade payable is being contested in good faith); all obligations as lessee under leases which have been, or should be, in accordance with generally accepted accounting principles recorded as capital leases; any contractual obligation, contingent or otherwise, of such Company to pay or be liable for the payment of any indebtedness described in this definition of another party, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition; all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; all reimbursement obligations and other liabilities of such Company with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker’s acceptances or similar documents or instruments issued for such Company’s account; and all indebtedness of such Company in respect of indebtedness of another party for borrowed money or indebtedness of another party otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Company, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Company, all as of such time.

24.	No Company has made any loans or advances or guaranteed or otherwise become liable for the obligations of any others, except as set forth on Schedule 9.10 hereto.

25.	No Company has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as follows:

None.

26.	No Company has any commercial tort claims as breach of contract. There is no provision in the certificate of incorporation, certificate of formation, articles of organization, by-laws or operating agreement of any Company (as applicable) or the other organizational documents of such Company, or in the laws of the State of its organization, requiring any vote or consent of it shareholders, members or other holders of the equity interests therein to borrow or to authorize the mortgage or pledge of or creation of a security interest in any assets of such Company or any subsidiary. Such power is vested exclusively in its Board of Directors (or in the case of a limited partnership, the general partner that is the signatory hereto, or in the case of a limited liability company, the manager that is the signatory hereto).

27.	The officers of each Company and their respective titles are as follows:

See Exhibit A hereto.

The following will have signatory powers as to all transactions of each Company with Lender:

George Feldenkreis, Oscar Feldenkreis, George Pita and Rosemary B. Trudeau

28.	The members of the Board of Directors of each Company (or, if the Company is a limited partnership, the general partner or, if the Company is a limited liability company, the managers) are:

See Exhibit A hereto.

29.	At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes).

30.	Certified Public Accountants for each Company is the firm of:

Name: Deloitte & Touche

Address: 200 South Biscayne Boulevard, Miami, Florida 33131

Partner Handling Relationship: Carlos Sabater

Were statements uncertified for any fiscal year? No

Agent and Lenders shall be entitled to rely upon the foregoing in all respects and each of the undersigned is duly authorized to execute and deliver this Information Certificate on behalf of the Company for which he or she is signing.

Very truly yours,

PERRY ELLIS INTERNATIONAL, INC.

By:
Rosemary B. Trudeau, Vice President - Finance

SCHEDULE 8.2

to

INFORMATION CERTIFICATE

Locations

A.	Company: Perry Ellis International, Inc. and Its Subsidiaries

1.	Chief Executive Office

3000 N.W. 107th Avenue, Miami, Florida 33172

2.	Location of Books and Records

3000 N.W. 107th Avenue, Miami, Florida 33172

3.	Locations of Inventory, Equipment and Other Assets

Address	Owned/Leased/ Third Party*	Name/Address of Lessor or Third Party, as Applicable	Perry Ellis entity with Operations

4902 West Waters Avenue Tampa, Florida 33634	Owned	—	Supreme

3000 N.W. 107th Avenue Miami, Florida 33172	Owned	—	Supreme

411 N.E. 19th Avenue Portland, Oregon 97232	Leased	Jantzen, Inc. 411 N.E. 19th Avenue Portland, Oregon 97323	Jantzen

101 Mountain View Drive Seneca, South Carolina 29672	Owned	—	Jantzen/ Supreme

1411 Broadway, 24th Floor New York, New York 10018	Leased	Trizechan-Swig LLC	Jantzen

Address	Owned/Leased/ Third Party*	Name/Address of Lessor or Third Party, as Applicable	Perry Ellis entity with Operations

4902 West Waters Avenue Tampa, Florida 33634	Owned	—	Supreme

777 N.W. 72nd Avenue Miami, Florida 33126	Leased	Miami International Mart Realty, Inc.	Supreme

5905 Kennedy Road Mississauga, Ontario Canada L4Z263	Third Party	Steele Imports	Supreme Canada

25 West 39th Street New York, New York 10018	Leased	Tommy Hilfiger U.S.A., Inc.	Supreme/PEI Licensing

15255 Alton Parkway Suite 300 Irvine, California 92618	Leased	Alton Plaza Property, Inc.	Redsand, a division of Supreme International LLC

14760 Don Julian City of Industry, California 91746	Third Party	Third Party Enterprises, Inc.	Supreme

2423 East Firestone Blvd. Southgate, California 90280	Third Party	Service Connection, Inc.	Supreme

7525 N.W. 48th Street Miami, Florida 33166	Leased	George Feldenkreis	Supreme

4810 N.W. 74th Avenue Miami, Florida	Leased	George Feldenkreis	Supreme

Crittal Road Witham, Essex, United Kingdom	Leased	Ampleforth Developments (Witham) Limited	Farah UK

111 Avenue of the Americas	Leased	Trizechan-Swig LLC	Perry Ellis Menswear

Address	Owned/Leased/ Third Party*	Name/Address of Lessor or Third Party, as Applicable	Perry Ellis entity with Operations

4902 West Waters Avenue Tampa, Florida 33634	Owned	—	Supreme

Dallas Market Center Space No. 2A70 2300 Stemmons Freeway Dallas, Texas 75207	Leased	Dallas Market Center Co. Ltd.	Perry Ellis Menswear

8500 Higuera Street Culver City, Ca 90232	Leased	Rick Solomon Enterprises	Axis Division, Salant Holding

5880 W. Jefferson Boulevard Studio A Los Angeles, California	Leased	Rodeo Properties, LLC	Axis Division, Salant Holding

1350 Avenue of the Americas New York, NY 10036	Leased		Tricot Division, Salant Holding

392 US 321 Bypass Winnboro, SC 29180	Owned	—	Perry Ellis Menswear

264 US 321 Bypass Winnboro, SC 29180	Leased	Killeen Properties LLC	Perry Ellis Menswear

PERRY ELLIS STORES DIVISION

Lease Expiration Schedule as of 01/31/2005

See Perry Ellis Menswear LLC Listing of Retail Stores in Schedule 8.15

SCHEDULE 8.4

to

INFORMATION CERTIFICATE

Existing Liens

Name of Company	Name of Secured Party	Description Of Collateral	File No. of Financing Statement/ Jurisdiction (Optional)

Jantzen, Inc.	105 Capital	Color Copier	44337 / Oregon

	VISY Recycling, Inc.	Bailor VG-HDP Bailor MP7245	1203258 / South Carolina

Supreme International, Inc.	Ikon Office Solutions, Inc.	See attachment 8.4(a)	9800000280685 / Florida

Jantzen Apparel Corp.	State Street Bank and Trust Company	See attachment 8.4(b)	20760276 / Delaware

Supreme Realty, LLC	State Farm Life Insurance Company	See attachment 8.4(c)	200201586442/ Florida

		Same as Florida filing	20501/3266 Miami-Dade, Florida

Perry Ellis International, Inc.	HSBC Bank USA	All personal property owned or hereinafter acquired	200200151000/ Florida

	State Street Bank and Trust Company	See attachment 8.4(d)	200200703054 / Florida

	Winthrop Resources Corporation	See attachment 8.4(e)	200201122349 / Florida

	IDB Bank	See attachment 8.4(g)	200201828799 / Florida

	Commercebank	See attachment 8.4(h)	20020189046X Florida

Name of Company	Name of Secured Party	Description Of Collateral	File No. of Financing Statement/ Jurisdiction (Optional)

	Citicorp Vendor Finance, Inc.	Canon CLC 1120/CP 240	235521 / New York

Attachment 8.4(a)

UNIFORM COMMERCIAL CODE

STATE OF FLORIDA
FINANCING STATEMENT

E72076

FORM UCC-1 (REV. 1993)

This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

1. Debtor (Last Name First if an Individual) Supreme International, Inc.		1a. Date of Birth or FEI#
1b. Mailing Address 3000 NW 107 Ave.	1c. City, State Miami Fl	1d. Zip Code 33172
2. Additional Debtor or Trade Name (Last Name First if an Individual)		2a. Date of Birth or FEI#
2b. Mailing Address	2c. City, State	2d. Zip Code
3. Secured Party (Last Name First if an Individual) Ikon Office Solutions, Inc.		
3a. Mailing Address 4780 N Orange Blossom Trail	3b. City, State Orlando FL	3c. Zip Code 32810
4. Assignee of Secured Party (Last Name First if an Individual)		
4a. Mailing Address	4b. City, State	4c. Zip Code

5. This Financing Statement covers the following types or items of property (include description of real property on which located and owner of record when required. If more space is required, attach additional sheet(s)).

Canon	Serial #
CLC 1000 s/n#	NFH01552
Paper Deck	ZFL05367
20 Bin	NFS01963
V.80	F10536
950	NJD00400
V.50	F06020

6. Check only if Applicable: ☐ Products of collateral are also covered. ☐ Proceeds of collateral are also covered. ☐ Debtor is transmitting utility.

7. Check appropriate box: (One box must be marked) ☑ All documentary stamp taxes due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid. ☐ Florida Documentary Stamp Tax is not required.

8. In accordance with s. 679.402(2), F.S., this statement is filed without the Debtor's signature to perfect a security interest in collateral:
- ☐ already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
- ☐ which is proceeds of the original collateral described above in which a security interest was perfected.
- ☐ as to which the filing has lapsed. Date filed ______ and previous UCC-1 file number ______
- ☐ acquired after a change of name, identity, or corporate structure of the debtor.

9. Number of additional sheets presented: ______

This Space for Use of Filing Officer

980000280685--3
-12/21/98--01012--001
****2531.00

FILED
DEC 21, 1998 08:00 AM
SECRETARY OF STATE
TALLAHASSEE, FLORIDA
980000280685 RD

10. Signature(s) of Debtor(s)

X [signature] VP Finance

11. Signature(s) of Secured Party or if Assigned, by Assignee(s)

[signature] Corp. Secretary

12. Return Copy to:

Name

Address

Address

City, State, Zip

Attachment 8.4(b)

SCHEDULE A

Debtor	Secured Party

JANTZEN APPAREL CORP.	STATE STREET BANK AND TRUST COMPANY, AS COLLATERAL AGENT

The financing statement covers all of the Debtor’s right, title and interest in and to each of the following, in each case, as to each type of property described below, owned by the Debtor, wherever located and existing (collectively, the “Collateral”):

(a)	all trademarks, service marks, collective marks, trade dress, logos, slogans, designs, domain names, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, and all other marks registered in or applied for in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity and enforceability of such intent-to-use trademark applications under applicable law) and all rights therein provided by international treaties or conventions, all extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Debtor accruing thereunder or pertaining thereto (the “Trademarks”);

(b)	all agreements, permits, consents, orders and franchises, in each case relating to the Trademarks and all proceeds, income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such agreements, permits, authorizations and franchises;

(c)	any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to the Collateral with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(d)	all proceeds of the Collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, the proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (c) and, to the extent not otherwise included, all (i) payments under insurance with respect to the Collateral (whether or not the Secured Party is the loss payee thereof), or any damages, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect, to any of the foregoing Collateral and (ii) cash proceeds of the foregoing.

Attachment 8.4(c)

EXHIBIT A

to

Financing Statement

naming Supreme Realty, LLC, as Debtor

and State Farm Life Insurance Company, as Secured Party

1. Improvements. All of Debtor’s right, title and interest in and to all buildings, structures and other improvements now or hereafter constructed, erected, installed, placed or situated upon that piece, parcel and tract (or those pieces, parcels or tracts) of land (the “Real Estate”) located in Miami-Dade County, Florida legally more particularly described on Exhibit B attached hereto and by this reference thereto made a part hereof (collectively, the “Improvements”);

2. Appurtenances. All of Debtor’s estate, claim, demand, right, title and interest, now owned or hereafter acquired, including, without limitation, any after acquired title, franchise, license, remainder, or reversion, in and to (i) any land or vaults lying within the right-of-way of any street, avenue, way, passage, highway or alley, open or proposed, vacated or otherwise, adjoining the Real Estate; (ii) any and all alleys, sidewalks, streets, avenues, strips and gores of land adjacent, belonging or appertaining to the Real Estate and Improvements; (iii) all rights of ingress and egress to and from the Real Estate and all adjoining properties; (iv) storm and sanitary sewer, water, gas, electric, railway, telephone and all other utility services relating to the Real Estate and Improvements; (v) all land use, zoning and development rights and approvals, all air rights, water, water rights, water stock, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to the Real Estate or any part thereof; and (vi) each and all of the tenements, hereditaments, easements, appurtenances, or other rights, liberties, reservations, allowances and privileges relating to the Real Estate or the Improvements or in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity (collectively, the “Appurtenances”);

3. Leases. All leasehold estates and the right, title and interest of Debtor in, to and under any and all leases, subleases, management agreements, arrangements, concessions or agreements, written or oral, relating to the use and occupancy of the Real Estate and Improvements or any portion thereof now or hereafter existing or entered into (collectively, the “Leases”);

A. Rents. All rents, issues, profits, proceeds, income, revenues, royalties, advantages, avails, claims against guarantors, security and other deposits (whether in cash or other form), advance rentals and any and all other payments or benefits now or hereafter derived, directly or indirectly, from the Real Estate and Improvements, whether under the Leases or otherwise (collectively, the “Rents”);

5. Contract Rights, All right, title and interest of Debtor in and to any and all contracts, written or oral, express or implied, now existing or hereafter entered into or arising, in any manner related to the Improvement, use, operation, sale, conversion or other disposition of any interest in, including, without limitation, all options to purchase or lease the Real Estate or Improvements or any portion thereof or interest therein, or any other rights, interests or greater estates in the rights and properties comprising the Collateral (as hereinafter defined and described), whether now owned or hereafter acquired by Debtor (collectively, the “Contract Rights’);

6. Intangible Personal Property. All general intangibles of Debtor, including without limitation, goodwill, trademarks, trade names, option rights, permits, licenses, insurance policies and the proceeds therefrom, rights of action and books and records relating, directly or indirectly to the Real Estate and Improvements (collectively, the “Intangible Personal Property”);

Attachment 8.4(c) (Cont.)

7. Tangible Personal Property, All right, title and interest of Debtor in and to all fixtures, equipment and tangible personal property of every kind, nature or description attached or affixed to or situated upon or within the Real Estate or Improvements, or both, provided the same are used, usable or intended to be used for or in connection with any present or future use, occupation, operation, maintenance, management or enjoyment of the Real Estate and Improvements (collectively, the “Tangible Personal Property”);

8. Proceeds. All proceeds of the conversion, voluntary or involuntary, of any of the Collateral into cash or other liquidated claims, or that are otherwise payable for injury to, or the taking or requisitioning of the Collateral, including all insurance and condemnation proceeds paid or payable with respect to the Collateral (collectively, the “Proceeds”);

9. Tax and Insurance Deposits. All sums deposited by Debtor to Secured Party, in escrow for the payment of real estate and other taxes and insurance premiums payable on and with respect to the Real Estate and Improvements (collectively, the “Tax and Insurance Deposits”):

10. Right to Encumber. All of Debtor’s right, power or privilege to further hypothecate or encumber all or any portion of the property, rights and interests comprising the Collateral described herein as security for any debt or obligation; it being intended by this provision that Debtor be divested of the right, power and privilege to further hypothecate or encumber, or to grant a mortgage upon or a security interest in any of the Collateral as security for the payment of any debt or the performance of any obligation without Secured Party’s prior written consent (the “Right to Encumber”); and

11. Other Rights and Interests. All other property, rights, interests, estates or claims of every name, kind, character or nature, both in law and in equity, which Debtor now has or may hereafter acquire in the Real Estate and Improvements and all other property, rights, interests, estates or claims of any name, kind, character or nature or properties now owned or hereafter acquired in the other properties, rights and interests comprising the Collateral as defined and described herein (collectively, “Other Rights and Interest”),

All of the foregoing-described property, rights and interests, including the Improvements, Appurtenances, Leases, Rents, Contract Rights, Intangible Personal Property, Tangible Personal Property, Proceeds, Tax and Insurance Deposits, Right to Encumber and Other Rights and Interests, being collectively referred to herein as the “Property.”

IT IS EXPRESSLY PROVIDED, HOWEVER, that the property, rights and interests included within the foregoing definition of “property” shall not include any fixtures, equipment or tangible personal property which is (i) owned by tenants or lessees of Debtor and of the Real Estate and Improvements or any part or parts thereof, (ii) owned by any lessors of fixtures, equipment or personal property leased any such tenants, or (iii) owned by any other occupant of the Real Estate and Improvements which is not the Debtor.

Attachment 8.4(c) (Cont.)

EXHIBIT B

to

Financing Statement

naming Supreme Realty, LLC, as Debtor

and State Farm Life Insurance Company, as Secured Party

LEGAL DESCRIPTION

PARCEL 1: Lots 3, 4, 5, 6, 7, 8 and the South 14.39 feet of Lots 2 and 9, all in Block 6, of B.I.P. SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 146, Page 22, of the Public Records of Dade County, Florida.

PARCEL 2: Together with those easements appurtenant to and for the benefit of the above-described Parcel 1 granted in and created in that certain Declaration of Covenants, Conditions and Restrictions For Beacon Industrial Park filed in Official Records Book 16525 at Pages 0623 et seq. of the Public Records of Miami-Dade County, Florida, as amended by that certain First Amendment to Declaration of Covenants, Conditions and Restrictions For Beacon Industrial Park filed in Official Records Book 16829 at Pages 3806 et seq. of the Public Records of Miami-Dade County, Florida.

Attachment 8.4(d)

SCHEDULE A

Debtor	Secured Party

PERRY ELLIS INTERNATIONAL, INC.	STATE STREET BANK AND TRUST COMPANY, AS COLLATERAL AGENT

The financing statement covers all of the Debtor’s right, title and interest in and to each of the following, in each case as to each type of property described below, owned by the Debtor, wherever located and existing (collectively, the “Collateral”):

(a)	all trademarks, service marks, collective marks, trade dress, logos, slogans, designs, domain names, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, and all other marks registered in or applied for in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the “grant of a security interest therein would impair the validity and enforceability of such intent-to-use trademark applications under applicable law) and all rights therein provided by international treaties or conventions, all extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Debtor accruing thereunder or pertaining thereto (the “Trademarks”);

(b)	all agreements, permits, consents, orders and franchises, in each case relating to the Trademarks and all proceeds, income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such agreements, permits, authorizations and franchises;

(c)	any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to the Collateral with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(d)	all proceeds of the Collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, the proceeds, collateral and supporting obligations that constitute property of the types described in clause! (a) through (c) and to the extent not otherwise included, all (i) payments under insurance with respect to the Collateral (whether or not the Secured Party is the loss payee thereof), or any damages, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash proceeds of the foregoing.

[redacted]

Attachment 8.4(e)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Phone:(800) 331-3282 Fax: (818) 662-4141

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

UCC Direct Services
P.O. Box 29071
Glendale, CA 91209-9071

507815 WINTHROP
5336724-40-1

File with: Florida

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2002 May 13 AM 12:00

****** 200201122349 ******

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME Perry Ellis International, Inc.				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 3000 Northwest 107th Avenue	CITY Miami	STATE FL	POSTAL CODE 33172	COUNTRY
1d. TAX ID #: SSN OR EIN 59-1162998	ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION Corporation	1f. JURISDICTION OF ORGANIZATION FL	1g. ORGANIZATIONAL ID #, if any 315500	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME Winthrop Resources Corporation				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 11100 Wayzata Boulevard, Suite 800	CITY Minnetonka	STATE MN	POSTAL CODE 55305	COUNTRY

4. This FINANCING STATEMENT covers the following collateral:

ADDENDUM NO. 1 This transaction is a true lease and is not intended by the parties as a secured transaction. Filing is only intended to make the true lease a matter of public record. The lessee has recognized that Winthrop Resources Corporation is the owner of (a) any and all of the assets and property, including, but not limited to, any and all of the hardware, equipment, furniture, fixtures, intangibles, licenses and/or software, contained on this filing, (b) any and all of the assets and property, including, but not limited to, any and all of the hardware, equipment, furniture, fixtures, intangibles, licenses and/or software, now or hereafter the subject of any lease agreement or lease schedule by and between the parties and (c) all accessories, attachments, additions, substitutions and/or replacements of the foregoing listed in (a) and (b) above whether or not contained on this filing or any lease agreement or lease schedule by and between the parties (collectively (a), (b) and (c) shall be known as the "Equipment"). The lessee has no rights, express or implied, to sell, exchange, encumber or otherwise dispose of any Equipment contained on this filing or any lease agreement or lease schedule by and between the parties. This financing statement covers any and all Equipment now or hereafter the subject of any lease agreement or lease schedule by and between the parties, including, but not limited to, the following equipment contained on or subject to Lease Agreement Number PE050202 or Lease Schedule Number 001 together with all other assets, property, substitutions, replacements, accessions, process, rent, revenue, insurance claims and proceeds related to the Equipment contained on this filing or any lease agreement or lease schedule by and between the parties.

☐ Documentary stamp tax paid ☒ Documentary stamp tax not applicable

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

5336724 Initial-FL PE050202

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

Prepared by UCC Direct Services, P.O. Box 29071, Glendale, CA 91209-9071 Tel (800) 331-3282

Attachment 8.4(g)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CSC
P.O. Box 5828
Tallahassee, FL 32314
(800) 342-8086

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2002 Aug 02 AM 12:00

****** 200201828799 ******

SE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names

1a. ORGANIZATION'S NAME: Perry Ellis International, Inc.				
1b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME	SUFFIX
1c. MAILING ADDRESS: 3000 N.W. 107th Avenue		CITY: Miami	STATE: FL / POSTAL CODE: 33172	COUNTRY: USA
1d. TAX ID #: SSN OR EIN: 591162998	ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: FLORIDA	1g. ORGANIZATIONAL ID #, if any: 315500	

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME	SUFFIX
2c. MAILING ADDRESS		CITY	STATE / POSTAL CODE	COUNTRY
2d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME OF TOTAL ASSIGNEE of ASSIGNOR S/P) – insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: IDBBank				
OR 3b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME	SUFFIX
3c. MAILING ADDRESS: 2875 N.E. 191 Street, Suite 200		CITY: Aventura	STATE: FL / POSTAL CODE: 33180	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

All personal and fixture property of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts (whether or not maintained at Secured Party), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, financial assets, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles.

Check appropriate box (one box must be marked): ☐ All documentary stamps due and payable or to become due and payable pursuant to s.201.22 F.S., have been paid. ☒ Florida Documentary Stamp Tax is not required.

5. ALTERNATIVE DESIGNATION (if applicable): ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum (if applicable) 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) (ADDITIONAL FEE) (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

{MI789290;1}

STATE OF FLORIDA UNIFORM COMMERCIAL CODE FINANCING STATEMENT FORM

Attachment 8.4(h)

A. NAME & DAYTIME PHONE NUMBER OF CONTACT PERSON
Diligenz, Inc. 1-800-858-5294

B. SEND ACKNOWLEDGEMENT TO:
Name 1238434
Address Diligenz, Inc.
4029 108th Street SW
Address Suite E
Lynnwood, WA 98037
City/State/Zip

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2002 Aug 09 AM 12:00

****** 20020189046X ******

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (1a OR 1b) – Do Not Abbreviate or Combine Names

1a. ORGANIZATION'S NAME PERRY ELLIS INTERNATIONAL, INC.				
1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 3000 N.W. 107TH AVE.	CITY MIAMI	STATE FL	POSTAL CODE 33172	COUNTRY USA
1d. TAX ID# / REQUIRED ADD'L INFO RE: ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION Corp.	1f. JURISDICTION OF ORGANIZATION FL		1g. ORGANIZATIONAL ID# 318500 ☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (2a OR 2b) – Do Not Abbreviate or Combine Names

2a. ORGANIZATION'S NAME				
2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. TAX ID# / REQUIRED ADD'L INFO RE: ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION		2g. ORGANIZATIONAL ID# ☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) – INSERT ONLY ONE SECURED PARTY NAME (3a OR 3b)

3a. ORGANIZATION'S NAME COMMERCEBANK, N.A.				
3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 220 ALHAMBRA CIRCLE	CITY CORAL GABLES	STATE FL	POSTAL CODE 33134	COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

(a) All accounts, chattel paper, deposit accounts, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter-of-credit rights;
(b) All monies, instruments, and savings, checking or other accounts of Debtor (excluding IRA, Keogh, trust accounts, and other accounts subject to tax penalties if so assigned) that are now or in the future in secured party's custody or control;
(c) All monies or instruments pertaining to the collateral described above;
(d) All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
(e) All components and supplies of any of the above;
(f) All proceeds and products of any of the above; and
(g) All supporting obligations of any of the above.

5. ALTERNATE DESIGNATION (if applicable) ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ AG. LIEN ☐ NON-UCC FILING ☐ SELLER/BUYER

6. Florida DOCUMENTARY STAMP TAX – YOU ARE REQUIRED TO CHECK EXACTLY ONE BOX

☐ All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid.

☒ Florida Documentary Stamp Tax is not required.

7. OPTIONAL FILER REFERENCE DATA PERRY ELLIS INTERNATIONAL, INC.

STANDARD FORM - FORM UCC-1 (REV.12/2001) Filing Office Copy Approved by the Secretary of State, State of Florida

SCHEDULE 8.6

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INFORMATION CERTIFICATE

Pending Litigation

None

SCHEDULE 8.8

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INFORMATION CERTIFICATE

Environmental Compliance

Each Company is in compliance with all environmental laws applicable to it.

SCHEDULE 8.10

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INFORMATION CERTIFICATE

Deposit Accounts; Investment Accounts

INFORMATION TO CERTIFICATE

DEPOSIT ACCOUNTS

Deposit Accounts:

Name of Company	Name & Address of Bank	Account No.	Purpose

Perry Ellis International, Inc	Bank of America	*	Collection Account/Concentratior

BBI Retail LLC	Bank of America	*	Collection Account

Jantzen Apparel LLC	Bank of America	*	Collection Account Subject to Loc

Jantzen Apparel LLC	Bank of America	*	Collection Account

PEI Licensing, Inc.	Bank of America	*	Collection Account

Supreme International, LLC	Bank of America	*	Collection Account Subject to Loc

Perry Ellis Int’l Group Holdings	Bank of America	*	Collection Account

Perry Ellis Int’l Europe, Ltd	Bank of America	*	Collection Account

Perry Ellis Menswear, LLC	Bank of America	*	Collection Account Subject to Loc

Supreme International Inc. dba Tropical Sportswear	Bank of America	*	Collection Account Subject to Loc

Supreme International Inc. dba Tropical Sportswear/Savane	Bank of America	*	Collection Account Subject to Loc

Perry Ellis International, Inc	Bank of America	*	Money Purchase Pension Plan

Perry Ellis International Inc	Bank of America	*	Employee Benefit Account (Flex:

Perry Ellis International, Inc	Bank of America	*	Employee Benefit Account (Trans

I Retail Corp	HSBC US	*	Collection Account (Store)

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Original Penguin

Perry Ellis Menswear, LLC	Bank of America	*	Depository Plus/ receive cash sw 4 store accounts)

DISBURSEMENT ACCOUNTS

Disbursement Accounts:

Name of Company	Name & Address of Bank	Account No.	Purpose

Perry Ellis International, Inc	Bank of America	*	Funding Account

Perry Ellis International	Bank of America	*	Primary Payables

BBI Retail	Bank of America	*	Payables

BBI Retail	Bank of America	*	Payroll

Perry Ellis international	Bank of America	*	Payroll

PEI Licensing, Inc.	Bank of America	*	Payables/Payroll

Supreme International, LLC	Bank of America	*	Payables/Payroll

Supreme International LLC/dba Tropical Sportswear Payables	Bank of America		Payables

Supreme International LLC/dba Tropical Sportswear Payables	Bank of America		Payroll

Jantzen Apparel, LLC	Bank of America	*	Payables/Payroll

Jantzen, LLC	Bank of America	*	Payables/payroll

Perry Ellis Menswear, LLC	Bank of America	*	Payables

Perry Ellis Menswear, LLC	Bank of America	*	Payroll

Salant Holding, LLC	Bank of America	*	Payroll

Supreme Munsingwear Canada (US Dollars)	HSBC Canada	*	Payables

Supreme Munsingwear Canada (Canadian Dollars)	HSBC Canada	*	Payables & Collections

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Perry Ellis International	HSBC USA (L/C)	*	Payment of L/C’s Outstanding

Perry Ellis International	Commercebank (L/C)	*	Payment of L/C’s Outstanding

Perry Ellis International	IDB Bank of NY	*	Payment of L/C’s Outstanding

Perry Ellis Europe	Credit Lyonnais	*	Payable payments

Perry Ellis menswear, LLC Petty Cash	Bank of America	*	Petty Cash Account for Axis Di

	Farah Manufacturing Bank Details

		Account No	Balance
Business Permium	Barclays Bank Business Centre Witham Branch PO Box 3692 Witham	*	€262,190.03

Current Account	Barclays Bank Business Centre Witham Branch PO Box 3692 Witham	*	€ 6.00

US Dollar Account	Barclays Bank Business Centre Witham Branch PO Box 3692 Witham	*	$265,520.45

Sales Ledger Recpt	Barclays Bank Business Centre Witham Branch PO Box 3692 Witham	*	€ 13,355.66

Euro	Barclays Bank Business Centre Witham Branch PO Box 3692 Witham	*	€ 49,480.64

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Dublin Euro	Irish Branch 47/48 St Stephens Green Dublin 2 Ireland	*	€94,107.93

Holland Euro	Fortis Bank PO Box 941 1000 AX Amsterdam Netherlands	*	€23,173.36

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Part 3 - Investment and Other Accounts

Name of Company	Name and Address of Broker or Other Institution	Account No.	Purpose	Types of Investments	Balance as of February 26, 2005
Perry Ellis	Bank of America	*	Investment	Money market and fixed rate term investments	$0

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Foreign

Citibank	*	Birdhill - Hong Kong Checking

Citibank Citibank Tower, 47th floor,	*	Manhattan Far East - Hong Kong
Citibank Plaza 3 Garden Road, Central Hong Kong	*	Manhattan Far East - Hong Kong

OPEN STORE BANK ACCTS

STORE#	STORE LOCATION	BANK NAME	ACCT#
1508	FRANKLIN MILLS, PA	CITIZENS BANK	*
PO BOX 34789
PHILADEPHIA, PA 19101

1509	WRENTHAM, MA	WRENTHAM CO-OP BANK	*
102 SOUTH STREET
WRENTHAM, MA 02093

1510	SAWGRASS MILLS, FL	BANK OF AMERICA	*
SUNRISE, FL

1513	RIVERHEAD, NY	SUFFOLK COUNTNY NATIONAL BANK	*
1201 OSTRANDER AVENUE
RIVERHEAD, NY 11901-9000

1514	MYRTLE BEACH, SC	BANK OF AMERICA	*

1516	DAWSONVILLE, GA	UNITED COMMUNITY BANK	*
PO BOX 159
DAWSONVILLE, GA 30534-0159

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

1518	KATY, TX	BANK OF AMERICA	*
ZBA

1519	JERSEY GARDENS, NJ	FLEET BANK	*
1201 CORBIN STREET
ELIZABETH, NJ 07201

1520	CONCORD, NC	FIRST CITIZENS BANK	*
18 LAKE CONCORD ROAD
CONCORD, NC 28025

1521	DESTIN, FL	AMSOUTH BANK OF FLORIDA	*
91 OLD HIGHWAY 98
DESTIN, FL 32541

1522	NAPLES, FL	BANK OF AMERICA	*
ZBA

1523	CAMARILLO, CA	SANTA BARBARA BANK & TRUST	*
2310 EAST PONDEROSA DRIVE
CAMARILLO, CA 93010

1524	ORLANDO, FL	SUNTRUST BANK	*
PO BOX 628096
ORLANDO, FL 32897

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

1525	ALPINE, CA	BORREGO SPRINGS BANK	*
5005 WILLOWS ROAD,SUITE F-102
ALPINE, CA 91901

1526	ALLLEN, TX	AMERICAN NATIONAL BANK OF TX	*
720 GREENVILLE AVE
ALLEN, TX 75002

1528	POTOMAC MILLS, VA	RIGGS BANK, N.A.	*
2720 POTOMAC MILLS CIRCLE
WOODBRIDGE, VIRGINIA 22192

1529	NAPA, CA	VINTAGE BANK	*
3271 BROWN VALLEY ROAD
PO BOX 2200
NAPA, CA 94558-0298

1530	OPRY MILLS, TN	BANK OF AMERICA	*
NASHVILLE, TN

1534	PRIMM, NV	BANK OF AMERICA	*
CHARLOTTE, NC

1536	GILROY, CA	BANK OF AMERICA	*
ZBA

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

1538	LAWRENCEVILLE, GA	FIRST NATIONAL OF GWINNETT	*
2734 MEADOW CHURCH ROAD
AURORA, OH 44202

1540	LAS VEGAS, NV 2	BANK OF AMERICA	*
ZBA

1541	AURORA, IL	OLD SECOND NATIONAL BANK	*
37 SOUTH RIVER STREET
AURORA, IL 60506-4172

1542	LAKEWOOD, CO	1ST BANK OF COLORADO	*
10403 WEST COLFAX AVENUE
LAKEWOOD, CO 80215

1543	ORLANDO, FL	BANK OF AMERICA	*
TAMPA, FLORIDA

1544	LAS VEGAS, NV	BANK OF AMERICA	*

3607	SAN MARCOS, TX	FROST NATIONAL BANK	*
PO BOX 1600
SAN ANTONIO, TX 78296-1400

3608	TANNERSVILLE, PA	FIRST NATIONAL OF PALMERTON	*
PO BOX 152
TANNERSVILLE, PA 18372

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

3610	CABAZON, CA	WELLS FARGO BANK	*
PO BOX 6995
PORTLAND, OR 97228-6995

3612	HARRIMAN, NY	M & T BANK	*
23 LAKE STREET
MONROE, NY 10950

3651	CLINTON, CT	LIBERTY BANK	*
8 EAST MAIN STREET
CLINTON, CT 06413

3656	MILPITAS, CA	BANK OF AMERICA	*
MILPITIS, CA 95035

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

SCHEDULE 8.11

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INFORMATION CERTIFICATE

Intellectual Property

I.	Company: Perry Ellis International, Inc. and Its Subsidiaries

A. Trademarks

1. Owned

See Exhibit B hereto for the trademarks acquired in connection with the Tropical transaction.

2. Licensed

See Exhibit B hereto.

B. Patents

In connection with the Tropical acquisition, PEI is acquiring the following three patents:

Patent Number	Date Issued	Description
5,013,378	5/17/91	Pleated trouser crease-forming method and machine improvements therefore

D 361,454	8/22/95	Display stand

D 364,762	12/5/95	File Display

C. Copyrights

The only patterns and designs that we immediately send to the U.S. Copyright Office for official copyright registrations are those designs/patterns that we purchase from design studios. We obtain copyright assignments from the studios, and then we forward the patterns/designs to the U.S. Copyright Office for registration because, in the event that someone accuses our company of infringement, it is important to make sure that we properly own the designs that we purchase. Many of these patterns/designs are not even used by us, and it is very difficult to provide a full list of all of our copyrights because each copyright application/registration has anywhere from 2-30 designs/patterns. When a pattern/design is created by one of our own designers, we automatically own a common law copyright in it. Due to the number of designs/patterns that are constantly being created, it is virtually impossible to send out applications to the Copyright Office. Therefore, we only officially copyright our own designs when a situation arises where a third-party is copying our designs. In that case, we file an application that requests special handling. A special handling allows us to obtain a rushed copyright registration due to a pending litigation.

SCHEDULE 8.12

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INFORMATION CERTIFICATE

Subsidiaries; Affiliates; Investments

B. Subsidiaries (More than 50% owned by Company indicated)

Company	Subsidiary	Jurisdiction of Incorporation	Percentage Owned

See Exhibit A hereto.

C. Affiliates (Less than 50% Owned by Company)

Company	Affiliate	Jurisdiction of Incorporation	Percentage Owned

See Exhibit A hereto.

D. Affiliates (Subject to common ownership with Company)

Company	Affiliate	Jurisdiction of Incorporation	Parent	Percentage Owned

See Exhibit A hereto.

E. Shareholders (If widely held, only holders with more than 10%)

Company	Shareholders	Jurisdiction of Incorporation*	Percentage Owned

See Exhibit A hereto.

*	If shareholders are individuals, indicate “N/A”.

SCHEDULE 8.13

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INFORMATION CERTIFICATE

Labor Matters

On September 9, 2002, the National Labor Relations Board (hereinafter, “NLRB”) supervised an election to determine whether a labor organization, the United Needletrades, Industrial and Textile Employees (hereinafter, the “Union”) would be certified as the exclusive bargaining agent for certain employees working in the Company’s Miami distribution center. The election results were 49 votes in favor of the Union and 55 against. The Union filed administrative objections to the election and, on April 15, 2003, the NLRB issued a Decision and Direction of Second Election, directing its Miami Region 12 Office to conduct a second election. The Union subsequently filed administrative charges alleging unfair labor practices on May 1, 2003. A second election was held on May 30, 2003. The results of that election were 30 votes in favor of the Union and 50 votes against the Union. The results of that election were certified final by the NLRB in May 2004, and any pending administrative issues relating to the election were either resolved or dismissed by the NLRB.

Perry Ellis is subject to a collective bargaining agreement in place at Perry Ellis Menswear LLC’s Winnsboro, South Carolina distribution facility. That agreement expires August 31, 2005.

SCHEDULE 8.15

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INFORMATION CERTIFICATE

Material Contracts

The following are Perry Ellis’ material contracts.

1.	Form of Indemnification Agreement

2.	1993 Stock Option Plan, 2002 Stock Option Plan

3.	Directors Stock Option

4.	Amendment to Business Lease between George Feldenkreis and Perry Ellis International, Inc. and its Subsidiaries relating to office facilities

5.	Profit Sharing Plan

6.	Amended and Restated Employment Agreement between Perry Ellis International, Inc. and its Subsidiaries and George Feldenkreis

7.	Amended and Restated Employment Agreement between Perry Ellis International, Inc. and its Subsidiaries and Oscar Feldenkreis

8.	Purchase and Sale Agreement dated as of December 28, 1998 among Salant Corporation, Frost Bros. Enterprises, Inc., Maquiladora Sur, S.A. de C.V. and Perry Ellis International, Inc. (the “Salant Purchase Sale Agreement”)

9.	First Amendment to the Salant Purchase and Sale Agreement dated as of February 24, 1999

10.	Stock Purchase Agreement dated as of January 28, 1999 by and among Perry Ellis International, Inc. and Christopher C. Angell, Barbara Gallagher and Morgan Guaranty Trust Company of New York, as Trustees of the PEI Trust created under Par. E. of Article 3 of the Agreement dated November 19, 1985, as amended January 27, 1986 (the “Perry Ellis Purchase and Sale Agreement”)

11.	First Amendment to the Perry Ellis Purchase and Sale Agreement dated as of March 31, 1999

12.	Loan and Security Agreement with Congress Financial Corporation, as amended

13.	Senior Note Indenture

14.	Subordinated Note Indenture

15.	Perry Ellis International, Inc. Equity Compensation Plan

16.	Asset Purchase Agreement dated as of March 15, 2002 by and among Perry Ellis International, Inc., Jantzen, Inc. and VF Canada, Inc.

16.	Employment Agreement between Alberto de Cardenas and Perry Ellis International, Inc.

17.	Agreement and Plan of Merger, date February 3, 2003, by and among Perry Ellis, Connor Acquisition Corp. and Salant Corporation.

18.	Asset Purchase agreement between Perry Ellis International Inc. and Tropical Sportswear International Corp. dated December 16, 2004.

19.	UNITE Memorandum of Understanding dated November 15, 2002 and draft agreement with the United Needle Trades, Industrial, Textile Employees, AFL-CIO September 1, 2002 – August 31, 2005.

Employment Agreement between George Pita and Perry Ellis International, Inc

Real Estate Leases

Retail Division Lease Renewal Schedule (Sorted by Store #)

Current

Store #	Store State	Store City	Date Opened	Expiration Date	ADDRESS

508	PA	Philadelphia	Apr-97	EXPIRED 6/4/2004 extended 12-31-05	FRANKLIN MILLS PO BOX 277867 ATLANTA, GA 30384

509	MA	Wrentham	Oct-98	Jan-09	CPG PARTNERS, LP PO BOX 827727 PHILADELPHIA, PA 19182

510	FL	Sunrise	Apr-00	Apr-05	SUNRISE MILLS PARTNERSHIP, PO BOX 277861 ATLANTA, GA 30384

511	FL	Ellenton	Nov-98	Closed	GULF COAST FACTORY SHOPS DEPT 140, PO BOX 17543 BALTIMORE, MD 21297

513	NY	Riverhead	Sep-99	Sep-09	TANGER PROPERTIES LTD, PO BOX 65805 RV2PR1, CHARLOTTE, NC 28265

514	SC	Myrtle Beach	Jul-99	Dec-04	COROC/MYRTLE BEACH LLC C.O TANGER PROPERTIES DTD, 3200 NORTHLINE AVENUE #530, GREENSBORO, NC 27408

516	GA	Dawsonville	Aug-99	Jan-07	CHELSEA GCA REALTY PARTNERS, TENANT ID: DAW-PERRY, PO BOX 827727 PHILADELPHIA, PA 19182

518	TX	Katy	Nov-99	Oct-05	KATY MILLS MALL LTD, PO BOX 100554, ATLANTA, GA 30384

519	NJ	Elizabeth	Oct-99	Oct-09	JG ELIZABETH, LLC C/O HUNTINGTON NATIONAL BANK C.O GLIMCHER PROPERTIES LP, 150 EAST GAY STREET, COLUMBUS, OH 43215

520	NC	Concord	Sep-99	Sep-05	CONCORD MILLS LIMITED PARTNERSHIP, PO BOX 100451, ATLANTA, GA 30384

521	FL	Destin	Jul-99	Jun-08	SILVER SANDS JOINT VENTURE, PO BOX 16167 MOBILE, AL 36616-0167

522	FL	Estero	Jan-00	Jan-10	MIROMAR DEVELOPMENT INC, P O BOX 414935, BOSTON, MA 02241

523	CA	Camarillo	Apr-00	Jan-08	CPG PARTNERS, LP PO BOX 827727, TENANT ID: CAM-PERRY PHILADELPHIA, PA 19182

524	FL	Orlando	May-00	Jan-06	SIMON/CHELSEA ORLANDO DEVELOPMENT TENANT ID: ORL-PERRY, PO BOX 827733, PHILADELPHIA, PA 19182

525	CA	Alpine	Jul-00	Aug-05	VIEJAS SPRINGS VILLAGE CENTER, 5005 WILLOWS ROAD #213, ALPINE, CA 91901

526	TX	Allen	Oct-00	Jan-08	CHELSEA GCA REALTY PARTNERS, TENANT ID: AL-PERRY, PO BOX 827776 PHILADELPHIA, PA 19182

527	MD	Hanover	Nov-00	Closed	ARUNDEL MILLS LTD, C/O THE MILLS CORP, PO BOX 406130, ATLANTA, GA 30384

528	VA	Prince Williams	May-00	May-05	POTOMAC MILLS OPERATING, PO BOX 277866, ATLANTA, GA 30384

529	CA	Napa	Jun-00	Jan-07	CHELSEA GCA REALTY PARTNERS, TENANT ID: NV-PERRY, PO BOX 827788 PHILADELPHIA, PA 19192

530	TN	Nashville	May-00	Dec-05	OPRY MILLS OPERATING CO. LLC, PO BOX 402242, ATLANTA, GA 30384

534	NV	Primm	Mar-01	Mar-06	FASHION OUTLETS OF LAS VEGAS LLC, PO BOX 530465, ATLANTA, GA 30353

535	AL	Foley	Aug-01	closed	COROC/RIVIERA LLC, P O BOX 80395, BALTIMORE, MD 2180

536	CA	Gilroy	Jul-01	Jul-06	F/C GILROY DEVELOPMENT LLC, TENANT ID: GIL-PERRYE P O BOX 414572, BOSTON, MA 02241

538	GA	Lawrenceville	Nov-01	Dec-06	SUGARLOAF MILLS, LP, PO BOX 402854, ATLANTA, GA 30384

540	NV	Las Vegas	Jul-03	Jul-08	SIMON/CHELSEA ORLANDO DEVELOPMENT, PO BOX 827724, PHILADELPHIA, PA 19182

541	IL	Aurora	May-04	*	CHELSE CHICAGO DEVELOPMENT, PO BOX 827724, PHILADELPHIA, PA 19182

542	CO	Lakewood	Nov-02	Dec-06	COLORADO MILLS LTD PARTNERSHIP, P O BOX 403087, ATLANTA, GA 30384

543	FL	Orlando	Jan-02	Dec-07	INTERNATIONAL STATION, LTD, P O BOX 3661, MEMPHIS, TN 38173

544	NV	Las Vegas	Nov 01	Dec-07	CHELSEA LAS VEGAS HOLDINGS LLC, TENANT ID: LAV-PERRY, PO BOX 82795, PHILADELPHIA, PA 19182

545	WA	Seattle		*	SEATTLE PREMIUM OUTLETS, CPG PARTNERS L.P., 105 EISENHOWER PARKWAY, ROSELAND NEW JERSEY 07068

547	NJ	Tinton Falls		*	JERSEY SHORE PREMIUM OUTLETS, CPG PARTNERS L.P., 105 EISENHOWER PARKWAY, ROSELAND NEW JERSEY 07068

607	TX	San Marcos	1992	Aug-08	SAN MARCOS FACTORY SHOPS, DEPT 120, PO BOX 17543, BALTIMORE, MD 21297

608	PA	Tannersville	1994	Dec-06	CHLESEA POCONO FINANCE LLC, TNENAT ID: TAN-PERRY, PO BOX 827653, PHILADELPHIA, PA 19182

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

610	CA	Cabazon	1995	May-05	DESERT HILLS PREMIUM OUTLETS, CPG PARTNERS LT, DH-PERRY, PO BOX 827727, PHILADELPHIA, PA 19182

612	NY	Central Valley	Apr-01	Apr-06	CPG PARTNERS LTD, TENANT ID: WC-PERRY1, P O BOX 827727, PHILADELPHIA, PA 19182

651	CT	Clinton	Sep-96	Sep-06	CPG PARTNERS LTD, TENANT ID: CLT-PERRY1, P O BOX 827727, PHILADELPHIA, PA 19182

656	CA	Milpitas	Mar-01	Mar-06	MILPITAS MILLS LP, P O BOX 409714, ATLANTA, GA 30384

660	DE	Rehoboth	Jun-96	closed	COROC/REHOBOTH I LLC, P O BOX 80395, BALTIMORE, MD 21280

Existing Indebtedness

1.	Direct Debt

Company	Name/Address of Payee	Principal Balance as of 1/31/2005	Nature of Debt	Term
Perry Ellis International, Inc.	Congress Financial Corp.	$10,727,000	Revolving Credit Facility	2007

Perry Ellis International, Inc.	US Bank Corp. (formerly State Street)	$150,000,000	8 7/8% Senior Subordinated Notes	2013

Perry Ellis International, Inc.	US Bank Corp. (formerly State Street)	$61,282,101	9 1/2% Senior Secured Notes	2009

Perry Ellis International, Inc. Supreme International, Inc. Jantzen, Inc.	IDB Bank	$5,670,498	Letter of Credit Facility for Purchase of Inventory	2005

Perry Ellis International, Inc. Supreme International, Inc. Jantzen, Inc.	HSBC Bank USA	$36,565,613	Letter of Credit Facility for Purchase of Inventory	(1)

Perry Ellis International, Inc. Supreme International, Inc. Jantzen, Inc.	Commercebank, N.A.	$20,171,614	Letter of Credit Facility for Purchase of Inventory	2005

Supreme Realty, LLC	State Farm Life Insurance Company	$11,600,000	Financing for Purchase of Real Property	2009

Perry Ellis International, Inc.	Winthrop Resources Corporation	$32,110 per month	Lease of Equipment	2005

2.	Guarantees

Company	Primary Obligor	Name/Address of Payee	Principal Balance as of 04/30/03	Nature of Debt	Term

Supreme International, LLC. PEI Licensing, LLC Jantzen, LLC	Perry Ellis International, Inc.		$150,000,000	8 7/8% Senior Subordinated Notes	2013
BBI Retail, L.L.C. Supreme Real Estate I, LLC Supreme Real Estate II, LLC Supreme Realty, LLC Supreme Munsingwear Canada, Inc.	Perry Ellis International, Inc.		$61,282,101	9 1/2% Senior Secured Notes	2009
Perry Ellis International, Inc.	Supreme Realty, LLC	State Farm Life Insurance Company, One State Farm Plaza, E-3, Bloomington, IL 61710	$11,600,000	Financing for Purchase of Real Property	2009

SCHEDULE 9.10

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INFORMATION CERTIFICATE

Loans and Advances

Company	Name/Address of Debtor	Outstanding Balance Of Loan as of 01/31/2005
Supreme International, LLC	Perry Ellis Europe	$
	BBI Retail, L.L.C.	$
	Jantzen, Inc.	$

Jantzen, LLC	Supreme Munsingwear Canada Inc.	$ 0

Supreme Munsignwear Canada Inc.	Supreme International, Inc.	$ 0

See also Schedule 9.9 hereto.

EXHIBIT A

EXHIBIT A

Full and exact name of each company as set forth in its organizational documents; type of registered organization; date organized; jurisdiction of organization; standing in jurisdiction of organization; identification number in jurisdiction of organization; Federal Employer Identification Number; jurisdictions in which qualified and authorized to do transact business; standing in such jurisdictions; name changes; officers; board of directors; managers (in the case of limited liability companies); Subsidiaries (more than 50% owned); Affiliates (less than 50% owned); Affiliates (subject to common ownership); and Shareholders of each company are as follows:

PARENT (also an EXISTING GUARANTOR)

Perry Ellis International, Inc., a corporation, organized on April 5, 1967, under the laws of the State of Florida, and is in good standing under the laws of Florida. Florida organizational identification number is: 315500. The Federal Employer Identification Number is: 591162998. Qualified and authorized to transact business in Florida, and is in good standing in Florida. Changed name from Supreme International Corporation in June 1999.

Officers: George Feldenkreis; Chief Executive Officer and Chairman of the Board; Oscar Feldenkreis, President and Chief Operating Officer; George Pita, Chief Financial Officer; Fanny Hanono, Secretary; Albert de Cardenas, Senior Vice President and General Counsel; Rosemary B. Trudeau, Vice President – Finance; and Geri Mankoff, Assistant Secretary.

Directors: George Feldenkreis; Oscar Feldenkreis; Marc Balmuth; Ronald L. Buch; Salomon Hanono; Joseph P. Lacher; Gary Dix; and Leonard Miller.

Subsidiaries: Supreme International, LLC; Jantzen, LLC; PEI Licensing, Inc.; Supreme Munsingwear Canada, Inc.; Perry Ellis Real Estate, LLC; Perry Ellis Shared Services Corporation; Tampa DC, LLC; Perry Ellis Menswear, LLC; Salant Holding LLC; Winnsboro DC, LLC; Perry Ellis International (HK) Limited; Birdhill Limited; Perry Ellis International Group Holdings, Limited; Supreme International Co. Canada Limited (51%); Supreme International Corporation de Mexico, S.A. de C.V.; Perry Ellis International Europe SARL.

Affiliates: none

Shareholders: widely held; shareholders with more than 10% ownership are George Feldenkreis, Oscar Feldenkreis, FMR Corporation.

BORROWERS

Supreme International LLC (f/k/a Supreme International, Inc.), a corporation, organized on April 15, 2002, under the laws of the State of Delaware; qualified to do business in Delaware, Florida, New York, South Carolina, and Texas; in good standing under the laws of such States; converted to a Delaware limited liability company on January 31, 2005; in the process of applying for authority to do business in Arkansas, Florida, New York, South Carolina, and Texas. Organizational identification numbers for Delaware, Florida and South Carolina are 3514453, F02000004856 and N/A, respectively. The Federal Employer Identification Number is: 42-1534564. Changed name from Supreme International, Inc. on January 31, 2005.

Managers: Perry Ellis International, Inc.

Subsidiaries: Supreme Real Estate I, LLC; Supreme Real Estate II LLC

Affiliates: none

Members: Perry Ellis International, Inc.

Jantzen, LLC. (f/k/a Jantzen, Inc.), a corporation, organized on April 15, 2002, under the laws of the State of Delaware; qualified to do business in Oregon, South Carolina, Florida and New York; in good standing under the laws of such States; converted to a Delaware limited liability company on January 31, 2005; in the process of applying for authority to do business in Florida, Oregon and South Carolina. Organizational identification numbers for Florida, Oregon, and South Carolina are F02000004022, 3514448,                     , respectively. The Federal Employer Identification Number is: 42-1534560. Changed name from Jantzen, Inc. on January 31, 2005.

Managers: Perry Ellis International, Inc.

Subsidiaries: none

Affiliates: none

Members: Perry Ellis International, Inc.

Perry Ellis Menswear, LLC (f/k/a Perry Ellis Menswear, Inc.), a corporation, organized on April 9, 1987, under the laws of the State of Delaware; qualified to do business in Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nevada, New Hampshire, New Mexico, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, South Carolina, Vermont, Texas, Washington, Virginia, West Virginia, Pennsylvania, and Wisconsin; in good standing under the laws of such States; converted to a Delaware limited liability company on January 31, 2005; and is in the process of applying for authority to do business in Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nevada, New Hampshire, New Mexico, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, South Carolina, Vermont, Texas, Washington, Virginia, West Virginia, Pennsylvania, and Wisconsin. Delaware organizational identification number is:                     . The Federal Employer Identification Number is: 13-3402444. Changed name from Perry Ellis Menswear, Inc. on January 31, 2005; changed name from Salant Corporation on July 1, 2004.

Managers: Perry Ellis International, Inc.

Subsidiaries: Frost Brothers Enterprises, Inc.; Birdhill, Limited; Maquiladora Sur; Carrizo Manufacturing Co., Inc., So. De C.V. Ave.

Affiliates: none

Members: Perry Ellis International, Inc.

Salant Holding, LLC (f/k/a Salant Holding Corporation), a corporation, organized on March 22, 2000, under the laws of the State of Delaware; qualified to do business in California, Delaware, Florida, and New York; in good standing under the laws of such States; converted to a Delaware limited liability company on January 31, 2005; and is in the process of applying for authority to do business in California, Delaware, Florida, and New York. Organizational identification numbers for California, Delaware, Florida, and New York are:         ,        ,        , and         , respectively. The Federal Employer Identification Number is: 13-4116384. Changed name from Salant Holding Corporation on January 31, 2005.

Managers: Perry Ellis International, Inc.

Subsidiaries: none

Affiliates: none

Members: Perry Ellis International, Inc.

EXISTING GUARANTORS

PEI Licensing, Inc., a corporation, organized on April 15, 2002, under the laws of the State of Delaware; qualified to do business in Florida and New York; in good standing under the laws of such States. Delaware, Florida and New York organizational identification numbers are 3514450, F02000004019 and N/A, respectively. The Federal Employer Identification Number is: 42-1534568.

Officers: Rachel Barnett, President; Rosemary B. Trudeau, Treasurer and Vice President, Finance; and Geri Lynn Mankoff, Secretary.

Directors: George Feldenkreis and George Pita.

Subsidiaries: Jantzen Apparel, LLC

Affiliates: none

Shareholders: Perry Ellis International, Inc.

Jantzen Apparel, LLC (f/k/a Jantzen Apparel Corporation)., a corporation, organized on June 15, 1993, under the laws of the State of Delaware; qualified to do business in New York and Oregon; in good standing under the laws of such States; converted to a Delaware limited liability company on January 31, 2005; and is in the process of applying for authority to do business in New York and Oregon. Delaware, New York and Oregon organizational identification numbers are 2340213, N/A and 097686-98, respectively. The Federal Employer Identification Number is: 51-0348614. Changed name from Jantzen Apparel, Inc. on January 31, 2005.

Managers: PEI Licensing, Inc.

Subsidiaries: none

Affiliates: none

Members: PEI Licensing, Inc.

Supreme Munsingwear Canada Inc., a corporation organized under the laws of Canada, organized on May 24, 1996, and is in good standing under the laws of such country. Canadian organizational identification number is: 326274-0. The Federal Employer Identification Number is: N/A.

Officers: Leonard Black, President; George Feldenkreis, Vice President; Oscar Feldenkreis, Vice President; Fanny Hanono, Vice President; Geri Lynn Mankoff, Vice President; and Rosemary Trudeau, Treasurer and Secretary.

Directors: Leonard Black

Subsidiaries: none

Affiliates: none

Shareholders: Perry Ellis International, Inc.

Supreme Realty, LLC, a limited liability company, organized on July 1, 2002, under the laws of the state of Florida, and is in good standing under the laws of Florida. Florida organizational identification number is: L02000016462. The Federal Employer Identification Number is: 90-0087796.

Managers: Rosemary Trudeau

Subsidiaries: none

Affiliates: none

Members: Supreme Real Estate I, LLC (50%) and Supreme Real Estate II, LLC (50%)

Supreme Real Estate I, LLC, a limited liability company, organized on June 19, 2002, under the laws of the State of Florida, and is in good standing under the laws of Florida. Florida organizational identification number is: L02000015313. The Federal Employer Identification Number is: N/A.

Managers: Rosemary Trudeau

Subsidiaries: Supreme Realty, LLC (50% ownership interest)

Affiliates: none

Members: Supreme International, Inc.

Supreme Real Estate II, LLC, a limited liability company, organized on June 19, 2002, under the laws of the State of Florida, and is in good standing under the laws of Florida. Florida organizational identification number is: L02000015314. The Federal Employer Identification Number is: N/A.

Managers: Rosemary Trudeau

Subsidiaries: Supreme Realty, LLC (50% ownership interest)

Affiliates: none

Members: Supreme International, Inc.

Perry Ellis Real Estate, LLC (f/k/a Perry Ellis Real Estate Corporation), a corporation, organized on May 9, 2002, under the laws of the State of Delaware; qualified to do business in South Carolina; in good standing under the laws of such State; converted to a Delaware limited liability company on January 31, 2005; in the process of applying for authority to do business in South Carolina. Delaware and South Carolina organizational identification numbers are 3523594 and         , respectively. The Federal Employer Identification Number is: 74-3043466. Changed name from Perry Ellis Real Estate Corporation on January 31, 2005.

Managers: Perry Ellis International, Inc.

Subsidiaries: none

Affiliates: none

Members: Perry Ellis International, Inc.

NEW GUARANTORS

Perry Ellis Shared Services Corporation, a corporation, organized on December 22, 2004 under the laws of the state of Delaware; and in the process of applying for authority to do business in Florida, New Jersey, New York, Oregon and South Carolina. The Federal Employer Identification Number is: 20-2085469.

Officers: George Feldenkreis, President; Rosemary B. Trudeau, Treasurer and Secretary; and Luis Paez, Vice President

Directors: George Feldenkreis.

Subsidiaries: none

Affiliates: none

Shareholders: Perry Ellis International, Inc.

Perry Ellis International Group Holdings Limited, a company limited by shares, organized on March 15, 2002 under the laws of Ireland, and is in good standing under the laws of Ireland. The Federal Employer Identification Number is: N/A.

Officers: Rosemary Trudeau, Secretary

Directors: Keiron Hayes, Rosemary Trudeau, Geri Mankoff, and David Correa

Subsidiaries: none

Affiliates: none

Shareholder: Perry Ellis International, Inc.

Tampa DC, LLC, a limited liability company to be organized in February, 2005, under the laws of the State of Delaware, and will apply for authority to do business in Florida. The Federal Employer Identification Number is: N/A.

Managers: Perry Ellis International, Inc.

Subsidiaries: none

Affiliates: none

Members: Perry Ellis International, Inc.

Winnsboro DC, LLC, a limited liability company, organized January, 2005, under the laws of the State of Delaware; in the process of applying for authority to do business in South Carolina. The Federal Employer Identification Number is: N/A.

Managers: Perry Ellis International, Inc.

Subsidiaries: none

Affiliates: none

Members: Perry Ellis International, Inc.

OTHER COMPANIES (NON-BORROWERS AND NON-GUARANTORS)

Perry Ellis International (HK) Limited, a limited liability company, organized on July 13, 1979, under the laws of Hong Kong; in good standing under the laws of Hong Kong. The Federal Employer Identification Number is: N/A. Changed name from Salant Far East Limited on December 15, 2003.

Officers: George Feldenkreis, Oscar Feldenkreis, and Fanny Hanono.

Directors: Christin Suk Wah Cheung, George Feldenkreis, Oscar Feldenkreis, Fanny Hanono, Rosemary Trudeau, and Ping Shan Yim.

Subsidiaries: none

Affiliates: none

Shareholders: Perry Ellis International, Inc.

Perry Ellis International Europe Limited, a company limited by shares, organized on March 15, 2002 under the laws of Ireland; in good standing under the laws of Ireland. The Federal Employer Identification Number is: N/A.

Officers: Rosemary Trudeau, Secretary

Directors: Keiron Hayes, Rosemary Trudeau, Geri Mankoff, and David Correa

Subsidiaries: none

Affiliates: none

Shareholders: Perry Ellis International Group Holdings Limited.

Supreme International Co. Canada Limited, a corporation organized under the laws of Canada. The Federal Employer Identification Number is: N/A.

Officers: Jeff Otis

Directors: George Feldenkreis; and Jeff Otis

Subsidiaries: none

Affiliates: none

Shareholder: Perry Ellis International, Inc. 51% and Grand National Apparel 49%.

Grand Team Holdings Limited, a limited liability company, organized on January 5, 2005, under the laws of Hong Kong. The Federal Employer Identification Number is: N/A.

Officers: ????

Directors: George Feldenkreis, Fanny Hanono, and Bradley Arkin

Subsidiaries: none

Affiliates: none

Shareholder: Perry Ellis International International (HK) Limited

INACTIVE COMPANIES

Birdhill, Limited, a limited liability company, organized on October 8, 1982, under the laws of Hong Kong, and is in good standing under the laws of Hong Kong. The Federal Employer Identification Number is: N/A.

Officers: George Feldenkreis, Oscar Feldenkreis, and Fanny Hanono.

Directors: Christin Suk Wah Cheung, George Feldenkreis; Oscar Feldenkreis, Fanny Hanono, Rosemary Trudeau, and Ping Shan Yim.

Subsidiaries: none

Affiliates: none

Shareholders: Perry Ellis Menswear, LLC

Supreme International Corporation de Mexico, S.A. de C.V., a corporation, organized on July 8, 1997, under the laws of Mexico, and is in good standing under the laws of Mexico. Mexican organizational identification number is: N/A. The Federal Employer Identification Number is: N/A.

Officers: Rosemary Trudeau, President; Geri Mankoff, Treasurer; and Joseph Roisman, Secretary.

Directors: George Feldenkreis; and Rosemary Trudeau

Subsidiaries: none

Affiliates: none

Shareholders: Perry Ellis International, Inc.

Perry Ellis International Europe SARL, a company organized on                     , 2001 under the laws of France. The Federal Employer Identification Number is: N/A.

Officers: ????

Directors: ????

Subsidiaries: none

Affiliates: none

Shareholders: Perry Ellis International, Inc.

Exhibit B

Additional Trademarks acquired in connection with the Tropical transaction

Name	Serial # or Registration #	Country Filed
“Stallion” design	1,233,672 SN 73/350,088	USA
“Pocket Design only” (Long Horn & Loop Design)	1,556,896	USA
180 Degree	837101	Australia
180 degree	367/2000	Fiji
180 Degree	609183	New Zealand
Active 1	1,117,335	USA
AK American Khaki	REG# 628,583 AP# 367903	Mexico
AK American Khaki	REG# 2,802,613 SN 75/615,925	USA
American Weekend	2,798,805 REG SN 76/401,346	USA
Andrea York	REG# 2,883,021 SN# 78/172441	USA
Authentic Chino Casuals	219/2000	Fiji
[ILLEGIBLE]Your Best	78/304306	USA
Authentic Chino Casuals	2764305 Reg - Principle 2026209 Reg. New S/N 78/161575	USA
Authentic Khaki Co	SN 76/459507 2,758,636 REG	USA
Authentic Khaki Outdoor	2,376,780 SN 75/599,991	USA
Authentic Khaki Stretch	2,485,519 75/390,569	USA
B2B	840989	Australia
B2B		Fiji
B2B	602616	New Zealand
B2B	2,635,897 Reg SN 75/736145	USA
Banana Joe	842211	Australia
Banana Joe	220/2000	Fiji
Banana Joe	609354	New Zealand
Banana Joe	Reg. #4228465 Ap #174123/97	Japan
Banana Joe	75/289,595	USA
Banana Joe	Reg #4197988 S/N174122/97	Japan
Banana Joe	Reg #4398171 AP #174121/97	Japan

Name	Serial # or Registration #	Country Filed
Banana Joe & SloMo	75/252,103	USA
Bay to Bay	842,207	Australia
Bay to Bay	221/2000	Fiji
Bay to Bay	1,648,201	USA
Bay to Bay	76/139,589 SN 2,503,905	USA
Bay to Bay	609351	New Zealand
Bay to Bay	75/264,823 SN 2,363,498	USA
Bay to Bay	REG# 485172	MEXICO
Bay to Bay Crew	1,923,786	USA
Bay to Bay Golf	75/744,234 2,590,240	USA
Baysport	1,720,393	USA
Beach Cords	78/371369	USA
Because It’s Your Time	78/371329	USA
Big Horn	1,959,169	USA
Billy Boy	2,043,883	USA
Blue Mist	75/644,822 2,523,091	USA
Boston Bay	1,758,436	USA
Brand X	734,210 SN 72/108,979	USA
[ILLEGIBLE]ak Rank. In Style.	78/371357	USA
C2C	SN 78/345,399	USA
Cactus Jack	2,384,676 SN 75/545,794	USA
Carwood	429,337 SN 71/500,856	USA
Charles Chastain	1,205,556	USA
Concept to Consumer	SN 78/345,418	USA
Cool Hand	2,316,990 SN 75/303,50	USA
Cool Play	SN 76/447289 REG 2,781,510	USA
Cottonwood Traders	1,715,925	USA
Deep Dye	SN 78243978	USA
Design of a Seed Packet Attached to back pocket	1,959,592	USA
E Joven (by Farah)	TMA370611 AP#613917	Canada
Dress Blues	78/304280	USA
E-Core	2,472,104 75/656,745	USA
Executive Cargo	2,789,630 REG SN 76/426,281	USA
Extreme Risk	2,063,928	USA
Extreme Risk	2,324,759 SN 75/285,347	USA

Name	Serial # or Registration #	Country Filed
Bay to Bay	2343822 REG	United Kingdom
F	1274311	United Kingdom
F	B1070247	United Kingdom
F (Script “F” on Gold Tab)	890,940	USA
F in circle	342162 AP#38053	Benelux
F in Circle	AP# 08809 REG# 8201	Brunei
F in circle	19406	Fiji
F in circle	1373724 REG# 817591 Orig #	France
F in circle	965014 AP#F27148	Germany
F in circle	237518	Indonesia
F in circle	REG# 099676	Ireland
F in circle	118342	New Zealand
F in circle	AP# 19762870 REG# 100181	Norway
F in circle	T77/71164Z	Singapore
F in circle	REG# P288.007	Switzerland
F in circle	302014	Australia
F in circle	AP# M/74825 REG# M/74825	Malaysia
F in circle with Farah	342163 AP#38054	Benelux
F in circle with Farah	AP# 08808 REG# 8200	Brunei
F in circle with Farah	30502 renew# 17242 Reg.	Fiji
F in circle with Farah	1373723 REG# 817590 Ori #	France
F in circle with Farah	AP# M/74826 REG# M/74826	Malaysia
F in circle with Farah	118343	New Zealand
F in circle with Farah	45731	Philippines
F in circle with Farah	77/71165H	Singapore
F (tab located in the seam by the pocket)	886,375	USA
Faraflex	350469	Switzerland
Farah	REG# 48868	Algeria
Farah	AP# 2478365	Argentina
Farah	AP# 1816458 REG# 1490171 Original #1032047	Argentina
Farah	227408	Australia
Farah	300819	Australia
Farah	AP# AM 9-70 REG# 69432	Austria

Name	Serial # or Registration #	Country Filed
Farah	7508	Bahamas Islands
Farah	11663	Bangladesh
Farah	81/1284	Barbados
Farah	375131 AP#45847	Benelux
Farah	REG# 47725A 32386-A	Bolivia
Farah		Brazil
Farah	REG# 812729943	Brazil
Farah	AP# 08807 REG# 8199	Brunei
Farah	REG# 10779	Bulgaria
Farah	1212/BUR	Burundi
Farah	TMA335442 AP#557161	Canada
Farah	278691 Renewal #189573	Chile
Farah	#416656 AP#249475	Chile
Farah	REG# 209910	China
Farah	AP# 247013 REG# 122578	Columbia
Farah	66953	Costa Rica
Farah	16195	Cyprus
Farah	REG# 163218	Czech Republic
Farah	AP# 1980 03226 REG# 1981 01211	Denmark
Farah	REG# 21799	Dominican Republic
Farah	REG# 109-74 2092-93 Renew #	Ecuador
Farah	REG# 199	El Salvador
Farah	10593 Reg. 21340 Renewal #	Fiji
Farah	AP#T197000569 REG# 59790	Finland
Farah	13087492	France
Farah	869369 AP#F20555	Germany
Farah	1070177 AP#F32514	Germany
Farah	REG# 43442	Greece
Farah	27985	Guatemala
Farah	347/51	Haiti
Farah	REG# 20500	Honduras
Farah	AP# 1511/1975 REG# B569/1976	Hong Kong
Farah	119076	Hungary
Farah	598666	India
Farah	287771	Indonesia
Farah	REG# 083332	Ireland
Farah	39776	Israel

Name	Serial # or Registration #	Country Filed
Farah	REG# 560993 Renewal #872178	Italy
Farah	15700	Jamaica
Farah	1350237	Japan
Farah	REG # 13289	Jordan
Farah	REG# 21499	Kenya
Farah	4919	Kuwait
Farah	88,625 Reg. AP# 28024	Lebanon
Farah	SAR/17000	Malaysia
Farah	REG# A/18 139	Mauritius
Farah	496,789 AP #24978	Mexico
Farah	REG# 235304	Mexico
Farah	7671029	Monaco
Farah	296	Mongolia
Farah	25545	Morocco
Farah	9508	Netherlands Antilles
Farah	B95828	New Zealand
Farah	REG# 235 RPI	Nicaragua
Farah	25248	Nigeria
Farah	AP# 19802140 REG# 108732	Norway
Farah	AP# 22678	Oman
Farah	REG# 61164	Pakistan
Farah	REG# 18906	Panama
Farah	AP# B263R REG# FT4028	Papua New Guinea
Farah	REG# 31103	Peru
Farah	AP. #93248 REG# 66892	Philippines
Farah	REG# 53505	Poland
Farah	REG# 161168	Portugal
Farah	3729	Qatar
Farah	NP/332/RDC/2000	Republic of Congo
Farah	4520/74	Republic of Congo
Farah	REG# 9152 AP# CMS263536	Romania
Farah	58490	Russian Federation
Farah	1154/brk	Rwanda
Farah	AP# 14577	Sabah
Farah	AP# 17000	Sarawak
Farah	REG# 44/4	Saudi Arabia
Farah	9910	Sierra Leone
Farah	T80/03368A	Singapore

Name	Serial # or Registration #	Country Filed
Farah	REG# 163281	Slovak Republic
Farah	B70/5827	South Africa
Farah	REG# 84241 AP# 11019-2002- Renewal	South Korea
Farah	REG# 413164	Spain
Farah	REG# 15025	Sudan
Farah	AP#80-03794 REG# 175695	Sweden
Farah	370.109	Switzerland
Farah	Renew# 10658 (1990) Renew# 23218 (2002) REG #24058	Syria
Farah	REG# 044661	Taiwan
Farah	AP# 412329 REG# KOR 141571 (class38#)49739	Thailand
Farah	90.0112	Tunisia
Farah	REG# 75480	Turkey
Farah	REG# 13765	Uganda
Farah	REG# 3588	United Arab Emirates
Farah	B1215767	United Kingdom
Farah	1070248	United Kingdom
Farah	REG# 279912	Uruguay
Farah	558,581	USA
Farah	1,330,960	USA
Farah	1,009,976	USA
Farah	706/74	Zimbabwe
Farah (in Arabic)	50466	Egypt
Farah (in Cyrillic)	58490	Russian Federation
Farah Clothing Co.	TMA366944 AP#613918	Canada
Farah Clothing Co.	1,416,008	USA
Farah F in a Circle	2,485,875 SN 75/737,904	USA
Farah in Cyrillic	REG# 10780	Bulgaria
Farah in Katakana	1695761	Japan
Farah Liberty State	2,233,066	United Kingdom
Farah of Texas	TMA171755 AP#323565	Canada
Farah of Texas	627,029	USA
Farah Original Khaki Company	842,209	Australia

Name	Serial # or Registration #	Country Filed
Farah Original Khaki Company	222/2000	Fiji
Farah Original Khaki Company	609353	New Zealand
Farah The Preference Slack	T75/65945D	Singapore
Farah the Preference Slack	924,305	USA
Farapress	350470	Switzerland
Feather River Company	2,317,025 SN75/328,621	USA
Ferrante by Farah	AP# 012726	Ireland
Ferrante By Farah	2279081	United Kingdom
Ferrante Farah	1584372	United Kingdom
Ferrante Farah	AP# 49583 REG# 164199	Ireland
Flexi by Farah	2268962	United Kingdom
Flyers		Mexico
Flyers	Reg# 2878092 SN 75/561,200	USA
Flying Aces	2,273,013 SN75/390,404	USA
Flywater	2,383,847 SN75/487,862	USA
For Your Next Impossible Mission	SN 78/410,327	USA
For Your Next Possible Mission	SN 78/410,319	USA
Form Flex	78/281,667	USA
Four Leaf Design (Savane Women’s)	2,448,358 SN 75/737,909	USA
Frederick & Stone	TMA404939 AP#685294	Canada
Freedom	956,756	Australia
Freedom Flex	78/241,443	USA
Fresh Paint	2,217,895 App. 75/306,237	USA
George W.	1,650,829	European Community
Golf Club International	1,961,077	USA
Great Basin	1,990,201	USA
Grey Wolf	2,480,639 75/751134	USA
Horse Creek	2,430,347 SN75/620,583	USA
I’m Washable Wool	1,993,812	USA
Internet Sportswear	2,285,995 SN75/263,192	USA
Jimmy Boy	2,039,170	USA
Johnny Boy	2,040,777	USA
Johnny Boy	2,437,530 75/655,047	USA

Name	Serial # or Registration #	Country Filed
Khaki Exchange	2,178,085	European Community
Khaki Exchange	App. # 2267319	United Kingdom
Khaki Exchange by Farah	2,177,244	European Community
Khaki Exchange by Farah	2,267,295	United Kingdom
Khaki Exchange by Savane	2,177,095	European Community
Khaki Exchange by Savane	2,267,243	United Kingdom
Little Big Horn	1,955,267	USA
Mac Dee	736,097 SN 72/129302	USA
Manatee	1,722,055	USA
Manatee	1,710,130	USA
Manatee Magic	1,720,398	USA
Michelangelo Buonarroti & Design	2423325 SN75/905,624	USA
Micro-Flex	78/208,370	USA
Motion Moves With You	REG# 2861514 SN #78/192741	USA
Natural Living	2,000,253	USA
Natural Performer	1,895,623	USA
[ILLEGIBLE] Public Works	2,383,598 SN75/334,850	USA
OK Design	REG# 47546 AP #61214	Bulgaria
OK Design	AP# 184176 REG# 255170	Czech Republic
OK Design	M-02-04434 REG# 176-776	Hungary
OK Design	83087	Morocco
OK Design	AP# Z-155621	Poland
OK Design	M2002-05178 REG# 53006	Romania
OK Design	2002716778 AP# 254911 REG#	Russian Federation
OK Design	AP# 2777-2002 REG# 204507	Slovak Republic
OK Design	2260686	United Kingdom
OK design & Original Khaki Company	REG# 47545 AP# 61213	Bulgaria
OK design & Original Khaki Company	1104270	Canada
OK design & Original Khaki Company	AP# 184175 REG# 255169	Czech Republic
OK design & Original Khaki Company	490463	Mexico
OK design & Original Khaki Company	AP# 2778-2002 REG# 204508	Slovak Republic

Name	Serial # or Registration #	Country Filed
OK design & The Original Khaki Company	2,039,863	USA
OK design & Original Khaki Company	Reg# 2879895 AP 76/264,324	USA
Olevia St. & design	1,202,093 SN 73/257,525	USA
Original Khaki CO	83086	Morocco
Original Khaki Co	M-02-04431 REG# 176-777	Hungary
Original Khaki Co	AP# Z-255622	Poland
Original Khaki Co	M2002-05179 REG# 53837	Romania
Original Khaki Co	2002716779	Russian Federation
Own Your Element	76139588 2,605,633	USA
Paddle and Oars Co.	2,276,544 SN75/354,012	USA
Personal Comfort	78/295,835	USA
Personal Flex	78/293,591	USA
Platinum Member	2,289,271 SN 75/273,440	USA
Platinum Member logo	2,791,551 REG SN 75/414,075	USA
Platinum Signature	2,279,772 SN75/273,442	USA
[ILLEGIBLE]	78/371337	USA
[ILLEGIBLE] West	1,521,025	USA
Process	REG# 805377	China
Process 2000	Ap #1922848 REG# 1592716	Argentina
Process 2000	506861	Australia
Process 2000	AP# AM 3884/92 REG# 145043	Austria
Process 2000	37896	Bangladesh
Process 2000	519722 AP#784220	Benelux
Process 2000	REG# 62317C	Bolivia
Process 2000	REG# 817917861	Brazil
Process 2000	TMA423019 AP#710373	Canada
Process 2000	AP# 389856 REG# 187186	Columbia
Process 2000	AP# 70775 REG# 190963	Czech Republic
Process 2000	AP# 1992 05618 REG# 1992 11050	Denmark
Process 2000	REG# 58755	Dominican Republic
Process 2000	REG# 145 AP# 3553/93	El Salvador
Process 2000	AP#T199203862 REG# 136575	Finland

Name	Serial # or Registration #	Country Filed
Process 2000	92430112	France
Process 2000	REG# 2 911 888 AP#F40718	Germany
Process 2000	REG# 110338	Greece
Process 2000	REG# 78017 AP# 93-6629	Guatemala
Process 2000	AP#5587/1993 REG# 10311/1996	Hong Kong
Process 2000	REG# 136440 AP#M9204135	Hungary
Process 2000	AP# 924269 REG# 149096	Ireland
Process 2000	REG# 635648 Renewal #T02002C0002425	Italy
Process 2000	93/05487	Malaysia
Process 2000	426536	Mexico
Process 2000	220481	New Zealand
Process 2000	REG# 067521	Panama
Process 2000	REG# 63051	Philippines
Process 2000	REGS 81572	Poland
Process 2000	REG# 21917	Romania
Process 2000	REG# 178046	Slovak Republic
Process 2000	AP# 92-07017 REG# 249253	Sweden
Process 2000	REG# 399.929	Switzerland
Process 2000	REG# 689482	Taiwan
Process 2000	REG# 139284	Turkey
Process 2000	1376939	United Kingdom
Process 2000	REG# 270706	Uruguay
Process 2000	1,569,890	USA
Pueblo	2,211,624 SN 75/210,750	USA
Red Stitch	78/236218	USA
Royal Palm	1,186,894	USA
Royal Palm	2,137,530	USA
Royal Palm	699,031	USA
Saddle Backs	801,368 SN 72/211,344	USA
Salt River	1,951,747	USA
Savane	657303	Australia
Savane	AP# 1596/2000 REG# TM27968	Bahrain
Savane	37895	Bangladesh
Savane	5472	Belarus
Savane	REG# 821881566	Brazil
Savane	REG# 25470	Bulgaria
Savane	369215	Canada

Name	Serial # or Registration #	Country Filed
Savane	AP# 389858 REG# 153178	Columbia
Savane	REG# Z940841	Croatia
Savane	AP# 39450 REG# 2238-94 REN#44262	Ecuador
Savane	REG# 133	EI Salvador
Savane	REG# 19825 AP# 9401046	Estonia
Savane	27104	Fiji
Savane	AP# 93-6628	Guatemala
Savane	REG#59222 AP#5556/93	Honduras
Savane	AP# 5588/1993 REG# 890/1996	Hong Kong
Savane	REG# 1099/2000 AP# 1987/2000	Iceland
Savane	REG# 317.995 AP#H4.HC.01-.01-8670	Indonesia
Savane	25843	Jamaica
Savane	3227868	Japan
Savane	4324608 SN 10-32661	Japan
Savane	48131AP# 45035 REG#	Kuwait
Savane	M 37188 Ap M94-1814	Lativa
Savane	REG# 25878	Lithuania
Savane	93/05486	Malaysia
Savane	REG# 684512 AP# 450421	Mexico
Savane	247476	New Zealand
Savane	REG# 25997CC	Nicaragua
Savane	AP# 2000-06423 REG# 211724	Norway
Savane	REG# 067523	Panama
Savane	REG# 62784	Philippines
Savane	REG# 349236	Portugal
Savane	REG# 604/19 68293	Saudi Arabia
Savane	T93/04128I	Singapore
Savane	9470731	Slovak Republic
Savane	REG# 291737	South Korea
Savane	AP# 00-04446 REG# 351141	Sweden
Savane	REG#KOR15585 AP# 248615	Thailand
Savane	AP# 94051792/T REG# 13723	Ukraine
Savane	REG# 31682 AP# 40250	United Arab Emirates

Name	Serial # or Registration #	Country Filed
Savane	2024250	United Kingdom
Savane	2,111,463 SN75/976,537	USA
Savane	AP# N-4976/93 REG# 12597	Vietnam
Savane	1,380,524	USA
Savane & 4 Leaf	2,494,862 75/738460	USA
Savane & Design	REG# 156189	Russian Federation
Savane & Golf ball	AP# 52156 REG# 167158	Ireland
Savane & Golf ball	250031	New Zealand
Savane & Golf ball	2024031	United Kingdom
Savane & Stylized Globe	AP# AM3368/95 REG# 160725	Austria
Savane & Stylized Globe	97498	Costa Rica
Savane & Stylized Globe	AP# 1995 05191 REG# 1997 05099	Denmark
Savane & Stylized Globe	AP#T199503978 REG# 202500	Finland
Savane & Stylized Globe	REG# 395 26 039.6 AP#395 26 039.6	Germany
Savane & Stylized Globe	AP# 52155 REG# 167157	Ireland
Savane & Stylized Globe	REG# 509385	Mexico
Savane & Stylized Globe	AP# 19954329 REG# 177813	Norway
Savane & Stylized Globe	REG# 432072	Switzerland
Savane Elements	2,302,399 Reg. Sn 75/161696	USA
Savane Friday Wear	AP#T199401553 REG# 136665	Finland
Savane Friday Wear	AP# 47980 REG# 161357	Ireland
Savane Friday Wear	AP# 19942591 REG# 168710	Norway
Savane Friday Wear	REG# 90856	Poland
Savane Friday Wear	REG# 299291	Portugal
Savane Friday Wear	AP# 94-04288 REG# 302113	Sweden
Savane Friday Wear	1567405	United Kingdom
Savane Genuine Outfitters	459175	Australia
Savane Genuine Outfitters	6807	Belize
Savane Genuine Outfitters	170204	New Zealand
Savane Genuine Outfitters	1336378	United Kingdom
Savane Genuine Outfitters	1,380,529	USA
Savane Original Khaki Company	842208	Australia

Name	Serial # or Registration #	Country Filed
Savane Original Khaki Company	217/2000	Fiji
Savane Original Khaki Company	609352	New Zealand
Savane Soft Wash & Globe	99630	Costa Rica
Savane Soft Wash & Globe	REG# 87058	Dominican Republic
Savane Soft Wash & Globe	REG# 717654	Italy
Savane Soft Wash & Globe	REG# 373813	South Korea
Savane Soft Wash & Globe	REG# 1973812	Spain
Savane World of Savane	2,278,419 SN75/372,726	USA
Savane World of Savane Farah	7107	Belize
Savane World of Savane Farah	TMA464587 AP#710405	Canada
Savane World of Savane Farah	92432772	France
Savane World of Savane Farah	REG# 136434	Hungary
Savane World of Savane Farah	AP# 924268 REG# 154332	Ireland
Savane World of Savane Farah	REG# 635642 Renewal # T02002C002435	Italy
Savane World of Savane Farah	220480	New Zealand
Savane World of Savane Farah	REG# 81571	Poland
Savane World of Savane Farah	REG# 285595	Portugal
Savane World of Savane Farah	REG# 22070 AP#282201	Romania
Savane World of Savane Farah	REG# 176262	Slovak Republic
Savane World of Savane Farah	REG# 1718289	Spain
Savane World of Savane Farah	REG# 400.199	Switzerland
OK Design	AP# 2002-025527 REG# 2002-025527	Turkey
3	REG# 138720	Turkey
Savane World of Savane Farah	583887	Australia
Savane World of Savane Farah	AP# 3885/92 REG# 145044	Austria
Savane World of Savane Farah	521544 AP#784219	Benelux
Savane World of Savane Farah	AP#70774 REG# 184513	Czech Republic
Savane World of Savane Farah	REG# 2 043 687 AP#F41547	Germany
Savane World of Savane Farah	REG# 110337	Greece

Name	Serial # or Registration #	Country Filed
Savane World of Savane Farah	429314	Mexico
Savane World of Savane Farah	1509517	United Kingdom
Savane World of Savane No Wrinkle	AP# 9531061 REG# 181827	Columbia
Savane World of Savane No Wrinkle	REG# 87059	Dominican Republic
Savane World of Savane No Wrinkle	AP# 27335	Fiji
Savanna	B1098563	United Kingdom
Sawdust Company	2,267,682 Reg. 75/354,009	USA
Sawtooth Mountains	1,955,268	USA
Silk Blues	78/415736	USA
Silk Blues	1,906,918	USA
Slo•Mo Sportswear	Reg. 4,229,848 App 161158/97	Japan
Slo• Mo Sportswear	2,211,745 75/263,193	USA
Soft as Savane	2,494,861 75/737912	USA
Soft Wash	AP# 3367/95 REG# 160527	Austria
Soft Wash	574257 AP #849962	Benelux
Soft Wash	777775	Canada
Soft Wash	AP# 9530914 REG# 181142	Columbia
Soft Wash	103430	Costa Rica
Soft Wash	27103	Fiji
Soft Wash	95575797	France
Soft Wash	AP# 52154 REG# 170636	Ireland
Soft Wash	REG# 504935	Mexico
Soft Wash	148876	Russian Federation
Soft Wash	2012575	United Kingdom
Soft Wash	2,283,456 SN74/608,246	USA
Soft Wash No Wrinkles	662891	Australia
Soft Wash No Wrinkles	AP# 1995 05192 REG# 1996 02935	Denmark
Soft Wash No Wrinkles	254796	New Zealand
Soft Wash No Wrinkles	2,285,688 SN 74/608,245	USA
Soft Wash No Wrinkles	27717	Fiji
Spirit of the Wolves	2,001,847	USA
Stain Protector	REG# 2,900,931 SN 78/187,566	USA

Name	Serial # or Registration #	Country Filed
Stallion & Design	REG# 497372 AP# 01264/2002	Switzerland
Steelworks	2,309,754 SN 75/390,568	USA
Stone Mountain	209,103 SN 71/218,4741	USA
Stretch Waistband	2,325,498 SN 75/523,128	USA
Style Chief	440,916 SN 71/500,861	USA
Stylized Globe Design	662890	Australia
Stylized Globe Design	574258 AP# 849963	Benelux
Stylized Globe Design	785645	Canada
Stylized Globe Design	AP# 9531220 REG# 181149	Columbia
Stylized Globe Design	AP# 1995 05193 REG# 1995 6060	Denmark
Stylized Globe Design	AP# 60040 REG# 697-97	Ecuador
Stylized Globe Design	REG# 192 AP#3420/95	El Salvador
Stylized Globe Design	27336	Fiji
Stylized Globe Design	AP#T199503977 REG# 143225	Finland
Stylized Globe Design	95575795	France
Stylized Globe Design	REG# 395 26 042 AP#395 26 042.6	Germany
Stylized Globe Design	REG# 83000	Guatemala
Stylized Globe Design	AP#9911/1995 REG# B152/1998	Hong Kong
Stylized Globe Design	REG# 383.436 AP# D95-23220	Indonesia
Stylized Globe Design	REG# 717655	Italy
Stylized Globe Design	4008572	Japan
Stylized Globe Design	250032	New Zealand
Stylized Globe Design	AP# 19954330 REG# 176739	Norway
Stylized Globe Design	REG# 363763	South Korea
Stylized Globe Design	REG# 432071 AP#8931-1995.8	Switzerland
Stylized Globe Design	2024032	United Kingdom
Stylized Globe Design	2,244,787 SN 74/608,248	USA
Super Ply	799,666 Supplemental	USA
Tahoe River Outfitters	SN# 1099311 REG # TNA607,560	Canada
Tahoe River Outfitters	490,462	Mexico
Tahoe River Outfitters	2,266,975	United Kingdom
Tahoe River Outfitters	2,132,246	USA

Name	Serial # or Registration #	Country Filed
Techworks	2,497,111 75/908374	USA
Texas	1,580,471	European Community
The Authentic Khaki Company	2,011,240	USA
The Coal Mine Company	2,000,252	USA
The Leader in Private Brands	2,117,132	USA
The Leader of Brand and Private Brand	REG# 2889725 SN# 76/415270	USA
The Original Khaki Company “by Farah”	2,017,812	European Community
The Original Khaki Company by Farah	2,245,040	United Kingdom
The Original Khaki Company by Farah	2245040	United Kingdom
The Original Texas Jean Company	1,802,644	European Community
The Pant for the Impossible Mission	SN 78/410,307	USA
The Things We Value	1,928,428	USA
Three Graces	1,990,305	USA
Tilford & Stuart	487588	Australia
Tilford & Stuart	A487588	Austria
Tilford & Stuart	TMA379479 AP#608153	Canada
Tilford & Stuart	REG# 1 131 784 AP#36398	Germany
Tilford & Stuart	AP#882118 REG# 130491	Ireland
Tilford & Stuart	B1346342	United Kingdom
Tilford & Stuart	2,276,403 SN75/276,350	USA
Timberon River Company	2,296,272 SN 74/732,274	USA
Total Khaki	76/445740	USA
Trail Blazers	686,359	USA
Treslana	TMA431368 AP#685360	Canada
Treslana	REG# 2 036 915 AP#F40073	Germany
Treslana	AP# 117403 REG# 404055	Mexico
Tropical	218/2000	Fiji
Travel Intelligence	SN 78/410,248	USA
Travel Intelligent	SN 78/410,293	USA
Travel Smart	SN 78/405,057	USA
Tropical	1,646,084	USA
Tropical Sportswear	1,960,833	USA
Tropical Sportswear International	2,016,017	USA

Name	Serial # or Registration #	Country Filed
Tropiwash	2,246,089 SN 75/465,356	USA
TSI	1,911,480	USA
TSI & Palm Tree	2,592,443 Reg 75/942,285	USA
Two Pepper	842,205	Australia
Two Pepper	2,173,011	European Community
Two Pepper	216/2000	Fiji
Two Pepper	609350	New Zealand
Two Pepper Design	AP #2359420	United Kingdom
Two Pepper	2266974	United Kingdom
Two Pepper	1,914,210	USA
U.S. Trading Company	1,898,403	USA
Universal Fit	REG# 2890263 SN# 78/202,674	USA
Unplugged	78/263,489	USA
Unplugged On Your Own Time	78/263,513	USA
US Trading Company	2,227,233 SN 75/285,346	USA
Vintage Hardware Gently Weathered for Style	REG# 2841234 SN# 76/450693	USA
Vintage Wash	2,027,668 SN 74/631,574	USA
Washout	1,725,844	USA
Wet Process	1,883,020	USA
Wff Wm. F Farah	1,879,828	USA
White Dove	Reg. #2466231	USA
White Ice Company	SN 75/354,010 2,362,691	USA
Wildlife Refuge	1,683,029	USA
Will Rogers	2177038	European Community
Will Rogers	REG# 490461	Mexico
Will Rogers	2266973	United Kingdom
Wm. F. Farah	REG# 812729960	Brazil
Wooden Nickel	1,773,697	USA
Woodmere	1,738,437	USA
Ziabo	1,718,286	USA

Additional Licensed Trademarks since

PGA Tour® trademark licensed from PGA Tour, Inc. (PO Box 1065, Ponte Verde Beach, Florida 32004).

GUIDELINES FOR PREPARATION OF INFORMATION CERTIFICATE

Annexed hereto is a form of Information Certificate, which you should complete carefully and accurately.

Please note:

1. The Information Certificate should be completed by you in consultation with your attorneys and accountants.

2. To the extent there is insufficient space provided in the Information Certificate for a response to any question, please include additional pages as exhibits to the certificate.

3. The Information Certificate should be returned to us as soon as possible since the information in it is necessary for us to prepare the loan documentation.

4. The Information Certificate will be included as an exhibit to the Loan and Security Agreement between us. The numbers of the schedules provided for in the Information Certificate correspond to the sections of the Loan and Security Agreement covering the applicable matter where such schedules are referenced.

If you have any questions in connection with the preparation of the Information Certificate, please let us know.

Thank you for your cooperation and we look forward to continuing to work with you.

CONGRESS FINANCIAL CORPORATION (FLORIDA)

EXHIBIT B

TO

AMENDMENT NO. 7

Schedule 1

Commitments

Lender	Amount

Wachovia Bank, National Association (successor by merger to Congress Financial Corporation (Florida))	$75,000,000

The CIT Group/Commercial Services, Inc.	$48,000,000

The Israel Discount Bank of New York	$22,000,000

HSBC Bank USA, National Association	$15,000,000

HSBC Business Credit (USA) Inc.	$15,000,000

TOTAL	$175,000,000

B-1